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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☐	Soliciting Material Pursuant to §240.14a-12
Simon Property Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PROXY STATEMENT
April 4, 2006

Simon Property Group, Inc.
115 West Washington Street
Indianapolis, Indiana 46204

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME	10:00 a.m. on Thursday, May 11, 2006
PLACE	Hyatt Regency Indianapolis One South Capitol Avenue Indianapolis, Indiana 46204
ITEMS OF BUSINESS
(1) To elect a total of eleven (11) directors (seven (7) to be elected by the holders of all classes of voting securities and four (4) to be elected by the holders of Class B Common Stock) each to serve until the next annual meeting of stockholders.

(2) To approve the proposed amendment to the Simon Property Group, L.P. 1998 Stock Incentive Plan (the "1998 Stock Incentive Plan") to implement our revised compensation program for non-employee directors.
(3) To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2006.
(4) To consider a stockholder proposal.
(5) To transact such other business as may properly come before the meeting.
RECORD DATE	You can vote if you are a stockholder of record on March 9, 2006.
ANNUAL REPORT	Our 2005 Annual Report, which is not part of the proxy soliciting material, is enclosed.
PROXY VOTING	We cordially invite you to attend the meeting, but regardless of whether you plan to be present, please vote in one of these ways:
(1) USE THE TOLL-FREE TELEPHONE NUMBER shown on the proxy card (this is a free call in the U.S.);
(2) VISIT THE WEB SITE noted on your proxy card to vote via the Internet; OR

(3) MARK, SIGN, DATE AND PROMPTLY RETURN the enclosed proxy card in the envelope provided, which requires no additional postage if mailed in the United States. Your vote is important, regardless of the number of shares you own.
Any proxy may be revoked at any time prior to its exercise at the meeting.
By order of the Board of Directors.
April 4, 2006	James M. Barkley Secretary

Simon Property Group, Inc.
115 West Washington Street
Indianapolis, Indiana 46204

PROXY STATEMENT

        This Proxy Statement is being furnished to stockholders of Simon Property Group, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by our Board of Directors for use at our 2006 Annual Meeting of Stockholders and at any and all adjournments or postponements thereof (the "Meeting").

        You are invited to attend the Meeting on May 11, 2006, beginning at 10:00 a.m. Indianapolis time. The Meeting will be held at the Hyatt Regency Indianapolis, One South Capitol Avenue, Indianapolis, Indiana. Stockholders will be admitted beginning at 9:00 a.m.

        The Hyatt Regency Indianapolis is accessible to disabled persons and, upon request, we will provide wireless headsets for hearing amplification. Sign interpretation will also be offered upon request. Please call us at least five days in advance at 317-685-7330 if you require either of these services or other special accommodations.

        This Proxy Statement, form of proxy and voting instructions are being mailed starting April 4, 2006.

Voting Securities

        Holders of record of shares of our Common Stock, par value $.0001 per share ("Common"); Class B Common Stock, par value $.0001 per share ("Class B Common"); and Class C Common Stock, par value $.0001 per share ("Class C Common") at the close of business on March 9, 2006 are entitled to receive this notice and to vote their shares on all matters presented to the stockholders at the Meeting. In addition, holders of record of our Series F Cumulative Redeemable Preferred Stock ("Series F Preferred") and Series G Cumulative Step-Up Premium Rate Preferred Stock ("Series G Preferred") on March 9, 2006 are entitled to receive this notice and vote their shares on the election of directors at the Meeting. On that date, there were outstanding 220,817,356 shares of Common, 8,000 shares of Class B Common, 4,000 shares of Class C Common, 8,000,000 shares of Series F Preferred and 3,000,000 shares of Series G Preferred. As a result, a total of 231,829,356 shares are entitled to vote (the "Voting Shares") on the election of directors at the Meeting and a total of 220,829,356 shares are entitled to vote on all other matters presented to stockholders at the Meeting. The presence at the Meeting in person or by proxy of a majority of all the votes entitled to be cast at the Meeting, or 115,914,679 Voting Shares, will constitute a quorum for the transaction of business.

        All of the Class B Common shares are held by a voting trust as to which Melvin Simon, Herbert Simon and David Simon are the voting trustees. All of the Class C Common shares are owned by NID Corporation (formerly known as The Edward J. DeBartolo Corporation). The Board is not soliciting proxies in respect of the Class B Common shares or the Class C Common shares, although we expect those shares will be represented at the Meeting.

        The voting trustees have informed us that they intend to vote the Class B Common shares in favor of the seven nominees for director to be elected by holders of Voting Shares named below and the four nominees for Class B Director named below. Holders of the Class C Common shares have not yet informed us how they intend to vote their shares.

Required Vote

        All shares entitled to vote at the Meeting are entitled to one vote per share. A plurality of the votes cast is required to elect directors. All other proposals must be approved by the affirmative vote of a majority of all the votes cast, in person or by proxy, at the Meeting. In addition, under New York Stock Exchange rules, the number of votes cast on the proposal to approve the proposed amendment to the 1998 Stock Incentive Plan must represent more than 50% of all the shares entitled to vote on such proposal. Abstentions will have the same effect as a vote against this proposal. Broker non-votes will not be counted. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. The proposal to approve the proposed amendment to the 1998 Stock Incentive Plan is a non-discretionary item. Therefore, if you do not provide your broker with voting instructions on that proposal, your shares will not be voted on that proposal.

Proxies

        Your vote is important.    You may vote your proxy by telephone, Internet or mail. A toll-free telephone number and web site address are included on your proxy card. If you choose to vote by mail, simply mark your proxy, date and sign it, and return it in the envelope provided, which requires no additional postage if mailed in the United States. All shares that have been properly voted and not revoked will be voted at the Meeting. If you sign and return your proxy card but do not give voting instructions, your shares will be voted as recommended by the Board of Directors.

        You may revoke your proxy at any time before it is exercised by:

  •
  giving written notice to the Secretary of the Company at 115 West Washington Street, Indianapolis, Indiana 46204,

  •
  executing and delivering a later-dated proxy or

  •
  attending and voting by ballot at the Meeting.

        You may save us the expense of a second mailing by voting promptly.

        Voting now will not limit your right to vote at the Meeting if you decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Meeting.

Voting on Other Matters

        We know of no other business to be transacted at the Meeting, but if other matters requiring a vote do arise, the persons named in the proxy will have the discretion to vote on those matters for you.

Costs of Proxy Solicitation

        We will pay the cost of preparing, assembling, and mailing the proxy material. We expect to solicit proxies primarily by mail, but our employees or other representatives may also solicit proxies without additional compensation. We will also request banks, brokers and other holders of record to send the proxy material to, and obtain proxies from, beneficial owners, and will reimburse them for their reasonable expenses in doing so. In addition, we have hired MacKenzie Partners, Inc. to assist in the solicitation of proxies. We will pay MacKenzie a fee of $7,500 for its services. The telephone number of MacKenzie Partners, Inc's. proxy solicitation practice is (800) 322-2885. Their e-mail address is proxy@mackenziepartners.com.

List of Stockholders

        A list of stockholders entitled to vote at the Meeting will be available at the Meeting and for ten days prior to the Meeting, between the hours of 8:45 a.m. and 4:30 p.m., at our offices at 115 West Washington Street, Indianapolis, Indiana, by contacting the Secretary of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires our directors, executive officers and beneficial owners of more than 10% of our capital stock to file reports of ownership and changes of ownership with the Securities and Exchange Commission and the New York Stock Exchange. Based on our records and other information, we believe that during the year ended December 31, 2005 all applicable Section 16(a) filing requirements were met.

Incorporation by Reference

        To the extent this Proxy Statement has been or will be specifically incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, the sections of this Proxy Statement entitled "COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION," "REPORT OF THE AUDIT COMMITTEE" and "PERFORMANCE GRAPH—TOTAL RETURN" should not be deemed to be so incorporated unless specifically otherwise provided in any such filing.

BOARD OF DIRECTORS

        Our business, property and affairs are managed under the direction of our Board of Directors. Members of our Board of Directors are kept informed of our business through discussions with our Co-Chairmen and Chief Executive Officer and other officers, by reviewing materials provided to them, by visiting our offices and properties, and by participating in meetings of the Board and its committees. Directors are also expected to use reasonable efforts to attend the Annual Meeting of Stockholders. All of our directors attended the 2005 Annual Meeting. During 2005, the Board of Directors met four times and had five standing committees. Those committees consisted of an Audit Committee, a Compensation Committee, a Governance Committee, a Nominating Committee and an Executive Committee. During 2005, all directors participated in 75% or more of the aggregate number of meetings of the Board and the committees on which they served.

Corporate Governance

        Our Board has long believed that good corporate governance is important to ensure that the Company is managed for the long-term benefit of its stockholders. In recent years, we implemented and have continued to refine our corporate governance practices and procedures. During the past year, the Board reviewed the Company's Governance Principles, the written charters for each of the five standing committees of the Board and the Company's Code of Business Conduct and Ethics and amended them as appropriate to reflect new policies or practices. The current version of each of these documents is available on our internet website, www.simon.com, in the About Simon/Investor Relations/Corporate Governance section, and will be provided in print without charge upon written request to the Secretary of the Company, 115 West Washington Street, Indianapolis, Indiana 46204. The Board expects these documents will continue to change as requirements or best practices in this area evolve.

        We will also either disclose on Form 8-K or post on our internet website any substantive amendment to, or waiver from, a provision of the Code of Business Conduct and Ethics that applies to any of our directors or executive officers.

Director Independence

        As permitted by the rules of the New York Stock Exchange, the Board has adopted categorical standards to assist it in making determinations of director independence. These standards incorporate, and are consistent with, the definition of "independent" contained in the New York Stock Exchange listing rules. These standards are set forth in our Governance Principles and are included in this Proxy Statement as Appendix A. The Board has affirmatively determined that each of the seven nominees for director to be elected by the holders of Voting Shares, and Frederick W. Petri and M. Denise DeBartolo York, current directors appointed by the holder of Class C Common, meets these categorical standards and is independent.

Voting for Directors

        On February 3, 2006, the Governance Committee adopted a new Governance Principle concerning the election of the Company's directors. The Governance Principle addresses the consequences if a director in an uncontested election receives a greater number of "withhold" votes than "for" votes. This Governance Principle is described in more detail in the Board's statement in opposition to the stockholder proposal to be considered at the Meeting on page 27.

Executive Sessions of Independent Directors

        The independent directors meet in executive session without management present following each regularly scheduled Board meeting. In addition, the Board has designated J. Albert Smith, Jr. as Lead Independent Director. In such capacity, Mr. Smith presides over the executive sessions and serves as a liaison between the independent directors and the senior management team.

Stockholder Communications with the Board

        The Board has implemented a process whereby the Company's stockholders may send communications to the Board's attention. Any stockholder desiring to communicate with the Board, or one or more specifc directors, should communicate in a writing addressed to Simon Property Group, Inc., Board of Directors, c/o Secretary, 115 West Washington Street, Indianapolis, Indiana 46204. The Secretary of the Company has been instructed by the Board to promptly forward all such communications to the specified addressees thereof.

Committee Membership

        The table below provides membership and meeting information for each of the committees of the Board.

Name	Audit		Compensation		Governance		Nominating		Executive
Birch Bayh					X		X	*
Melvyn E. Bergstein			X	*			X
Linda Walker Bynoe			X		X
Karen N. Horn, Ph.D.			X		X	*
Reuben S. Leibowitz	X		X
Fredrick W. Petri	X		X
David Simon									X
Herbert Simon									X
Melvin Simon									X	*
J. Albert Smith, Jr.**	X	*			X		X
Richard S. Sokolov									X
Pieter S. van den Berg	X
M. Denise DeBartolo York							X
2005 Meetings	6		6		2		2		0

    *Chair
    **Lead Independent Director.

The Audit Committee

        The Audit Committee assists the Board in monitoring the integrity of our financial statements, the qualifications, independence and performance of our independent registered public accounting firm, the performance of our internal audit function and our compliance with legal and regulatory requirements. The Audit Committee has sole authority to appoint, subject to stockholder ratification, or replace our independent registered public accounting firm and pre-approves the auditing services and permitted non-audit services to be performed by our independent registered public accounting firm, including the fees and terms thereof. The Audit Committee has authority to retain legal, accounting or other advisors. The Audit Committee reviews and discusses with management and our independent registered public accounting firm our annual audited financial statements, our quarterly earnings releases and financial statements, significant financial reporting issues and judgments made in connection with the preparation of our financial statements and any major issues regarding the adequacy of our internal controls. The charter of the Audit Committee requires that each member meet the independence and experience requirements of the New York Stock Exchange, the Exchange Act and the rules and regulations of the Securities and Exchange Commission.

        The Board of Directors has determined that all current members of the Audit Committee qualify as an "audit committee financial expert" as defined by rules of the Securities and Exchange Commission. For a description of the relevant experience of those directors, see pages 13 and 16 of this Proxy Statement.

The Compensation Committee

        The Compensation Committee sets remuneration levels for our executive officers, reviews significant employee benefit programs and establishes and administers our executive compensation programs and our stock incentive plan. The Compensation Committee has authority to retain the advice and assistance of compensation consultants and legal, accounting or other advisors. Our Charter requires that the Compensation Committee have at least one member be elected by holders of the Class B Common shares and at least one member be elected by holders of the Class C Common shares. The charter of the Compensation Committee requires that each member meet the independence requirements of the New York Stock Exchange. The holders of Class B Common shares have waived their right to elect a member of the Compensation Committee.

The Governance Committee

        The Governance Committee addresses a broad range of issues surrounding the composition and operation of the Board, develops and recommends to the Board the Governance Principles applicable to the Company and the Board, leads the Board in its annual evaluation of the Board's performance, oversees the assessment of the independence of each director and makes recommendations regarding compensation for non-employee directors. The Governance Committee has the authority to retain legal, accounting or other advisors, and has sole authority to approve the fees and other terms and conditions associated with retaining any such external advisors. The charter of the Governance Committee requires that each member meet the independence requirements of the New York Stock Exchange.

The Nominating Committee

        The Nominating Committee nominates persons to serve as directors and, in consultation with the Governance Committee and in accordance with our Governance Principles, proscribes appropriate qualifications for Board members. In considering persons to nominate, the Nominating Committee will consider persons recommended by stockholders. The Nominating Committee has the authority to retain legal, accounting or other advisors, and has sole authority to approve the fees and other terms and conditions associated with retaining any such external advisors.

        A stockholder who wishes to recommend a director candidate for consideration by the Nominating Committee should send such recommendation to the Secretary of the Company, 115 West Washington Street, Indianapolis, Indiana 46204, who will forward it to the Nominating Committee. Any such recommendation should include a description of the candidate's qualifications for Board service, the candidate's written consent to be considered for nomination and to serve if nominated and elected, and addresses and telephone numbers for contacting the stockholder and the candidate for more information. A stockholder who wishes to nominate an individual as a director candidate at the Annual Meeting of Stockholders, rather than recommend the individual to the Nominating Committee as a nominee, must comply with the advance notice requirements set forth in the Company's By-Laws.

        Our Governance Principles provide that all candidates for election as members of the Board should possess high personal and professional ethics, integrity and values and be committed to representing the long-term interests of our stockholders and otherwise fulfilling the responsibilities of directors as described in our Governance Principles. Our Governance Principles further provide that our directors should not serve on more than four boards of public companies, including our Board. In recommending candidates to the Board for election as directors, the Nominating Committee will consider the foregoing minimum qualifications as well as each candidate's credentials, keeping in mind our desire, as stated in our Governance Principles, to have a Board representing diverse experiences and backgrounds, as well as areas that are relevant to our business activities. Members of the Nominating Committee are responsible for screening director candidates, but may solicit advice from our Chief Executive Officer and other members of the Board.

        Our Charter requires that the Nominating Committee have five members, with two members appointed by the Class B Common shares and one member appointed by the Class C Common shares. The members of the Nominating Committee who are appointed by the holders of the Class B Common and Class C Common shares have the sole right to nominate the directors to be elected by such holders. Each member of the Nominating Committee meets the independence requirements of the New York Stock Exchange.

The Executive Committee

        The Executive Committee approves the acquisition and disposition of real property and authorizes the execution of certain contracts and agreements relating to transactions having an aggregate value of less than $100 million, including those related to the borrowing of money by the Company. The Executive Committee generally exercises all other powers of the Board of Directors except for matters specifically reserved to the Board, those involving more than $100 million and except where action by Independent Directors (as discussed more fully on page 40) is required. A full report of Executive Committee actions is rendered to the Board at each meeting.

        At the meeting of directors to be held following the Meeting, the Board will reappoint members of the Board to the five standing committees.

Compensation of Directors for 2005

Director	Annual Retainer	Board Meeting Fees	Committee Meeting Fees	Total Cash Compensation	Restricted Stock Awards(1)
Birch Bayh	$20,000	$4,000	$4,000	$28,000	$88,556
Melvyn E. Bergstein	20,000	4,000	5,000	29,000	88,556
Linda Walker Bynoe	20,000	4,000	7,000	31,000	68,120
Karen N. Horn Ph.D.	20,000	4,000	7,000	31,000	88,556
Reuben S. Leibowitz	12,802(2)	2,000	3,000	17,802	68,120
Fredrick W. Petri	20,000	4,000	11,000	35,000	—
David Simon	—	—	—	—	—
Herbert Simon	—	—	—	—	—
Melvin Simon	—	—	—	—	—
J. Albert Smith, Jr.	20,000	3,500	20,500	44,000	102,180
Richard S. Sokolov	—	—	—	—	—
Pieter S. van den Berg(3)	20,000	4,000	6,000	30,000	68,120
M. Denise DeBartolo York	20,000	4,000	1,000	25,000	—

(1)
Represents the value of shares of restricted stock awarded on May 11, 2005. These awards are subject to further vesting requirements.

(2)
Mr. Leibowitz was elected director May 11, 2005.

(3)
Pieter S. van den Berg assigned his director compensation (including the value of director options and restricted stock) to PGGM, the pension fund of the healthcare and social work sector in the Netherlands, until February 1, 2006, the date of his retirement from PGGM.

Cash Compensation in 2005

        During 2005, we paid our non-employee directors annual compensation of $20,000 and attendance fees as follows: $1,000 per Board meeting for in-person attendance; $500 per Board meeting for telephonic attendance; and $1,000 per committee meeting (whether in-person or telephonic), with the exception of the chairperson of the Audit Committee who was paid $2,500 per Audit Committee meeting. Directors may elect to defer all or a portion of their cash compensation under our Director Deferred Compensation Plan. We do not pay directors who were our employees or employees of our affiliates any compensation for their services as directors. All directors were reimbursed for their expenses incurred in attending Board or committee meetings.

Non-Cash Compensation in 2005

        Non-employee directors also received non-cash compensation under the Simon Property Group, L.P. 1998 Stock Incentive Plan (the "1998 Plan"). Each of our non-employee directors received 1,000 shares of restricted stock. In addition, the chairperson of our Audit Committee received an additional annual award in the amount of 500 shares of restricted stock and the chairpersons of the other standing committees of our Board of Directors received an additional annual award of 300 shares of restricted stock. These awards of restricted stock vest in four equal annual installments beginning on January 1 following the date of the award. The restricted stock is held in our Director Deferred Compensation Plan until the director retires, dies or becomes disabled or no longer serves as a director. Any dividends on this restricted stock must be reinvested in shares of Common and held in our Director Deferred Compensation Plan.

Changes in Director Compensation

        During 2005, the Governance Committee retained an independent compensation consultant to conduct a competitive assessment of our non-employee director compensation program and to suggest recommendations for strengthening the program going forward. This assessment included a review of the director compensation practices of fifteen comparable real estate investment trusts ("REITs"). As a result of its review, the Governance Committee recommended to the Board, and the Board approved, the following compensation program for our non-employee directors:

  •
  non-employee directors will receive an annual cash retainer of $55,000.

  •
  non-employee directors will be granted annual restricted stock awards with an initial value, based on the 20 day average closing price of the Common shares immediately preceding the date of grant, equal to $82,500. The restricted stock awards will vest one year after the award and will be subject to deferral under our Director Deferred Compensation Plan until the director retires, dies, or becomes disabled or no longer serves as a director. Any dividends on this restricted stock must be reinvested in shares of Common and held in our Director Deferred Compensation Plan.

  •
  no fees shall be paid for attending Board meetings, but each non-employee director will receive $1,000 for each committee meeting attended (whether in-person or telephonic).

  •
  the chairperson of the Audit Committee shall receive additional annual compensation of $20,000, payable one-half in cash and one-half in restricted stock, and the chairpersons of all other committees (other than the Executive Committee) shall receive an additional $15,000, payable one-half in cash and one-half in restricted stock.

  •
  the non-employee director designated as the Lead Director will receive an additional $25,000 annually, payable one-half in cash and one-half in restricted stock.

        The changes to our annual cash retainer and the additional cash compensation payable to the Lead Director were effective as of January 1, 2006. The cash compensation payable to committee chairpersons will be effective as of May 11, 2006. The restricted stock portion of any compensation payable under this new program is subject to approval of the proposed amendment to the 1998 Stock Incentive Plan at the Meeting and if approved will become effective May 11, 2006.

        Under the new compensation program, non-employee directors will continue to be reimbursed for their expenses incurred in attending Board and committee meetings and will be eligible for discretionary awards under the 1998 Stock Incentive Plan.

Equity Ownership Guidelines

        Under equity ownership guidelines established for 2005, each of our non-employee directors was required to own not less than 3,000 Common shares or units of limited partnership interest ("Units") of our subsidiary operating partnership, Simon Property Group, L.P. (the "Operating Partnership") by March 1, 2005. Effective January 1, 2006, each new director will be required to own not less than 3,000 Common shares within two years after he or she is initially elected to the Board, and not less than 5,000 Common shares within three years from such date. Any director who is prohibited by law or by applicable regulation of his or her employer from having an ownership interest in securities of the Company will be exempt from this requirement until the restriction is lifted at which time he or she will have the following two and three year periods to comply with the ownership guidelines. Stock options and unvested shares of restricted stock do not count toward these goals.

ITEM 1—ELECTION OF DIRECTORS

        The holders of Voting Shares will elect seven directors, and the holders of Class B Common shares will elect four directors. The holders of Class C Common shares have the right to elect two directors; however, they have not yet nominated persons for the two Class C Director positions. Each director will serve until the 2007 annual meeting of stockholders and until his or her successor has been elected.

        Pursuant to our Governance Principles, any director who receives a greater number of "withhold" votes than "for" votes is required to promptly tender his or her resignation. See "Board of Directors—Voting for Directors" above for more details of this Governance Principle.

        The shares of Class B Common are held by a voting trust that is obligated to elect Melvin Simon, Herbert Simon and David Simon as directors.

        Our employment agreement with Richard S. Sokolov contemplates that he will be elected to the Board of Directors and holders of Class B Common shares have agreed to elect Mr. Sokolov to the Board.

        The persons named in the enclosed proxy intend to vote the proxy for the election of each of the nominees, unless you indicate on the proxy card that your vote should be withheld from any or all such nominees.

        The Board of Directors unanimously recommends that stockholders vote FOR the election of the nominees named below.

        We expect each nominee for election as a director to be able to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees, unless the Board of Directors chooses to reduce the number of directors serving on the Board.

        The names, principal occupations and certain other information about the nominees for director are set forth on the following pages.

Security Ownership of Directors and Officers

        As of March 9, 2006, the nominees and the named executive officers of the Company:

  •
  owned beneficially the number and percentage of shares of Common, Class B Common and Class C Common treated as a single class ("Shares") indicated; and

  •
  owned beneficially the indicated number and percentage of Units which are exchangeable for Shares.

        Unless otherwise indicated in the footnotes, Shares or Units are owned directly, and the indicated person has sole voting and investment power.

        No nominee or named executive officer of the Company beneficially owns any shares of a series of preferred stock of the Company that has the right to vote on any matter presented to stockholders at the Meeting.

Name and Age as of the May 11, 2006 Meeting Date		Position, Principal Occupation, Business Experience and Directorships(1)	Number of Shares(2)(3)(4) and Units, and Percent of Shares(5) and Units(6) Beneficially Owned

NOMINEES FOR DIRECTOR TO BE ELECTED BY HOLDERS OF VOTING SHARES

Birch Bayh	78
		Partner in the Washington, D.C. law firm of Venable LLP (or its predecessor) since 2001. Mr. Bayh was a partner in the law firm of Oppenheimer Wolff & Donnelly LLP from 1998 to 2001 and served as a United States Senator from Indiana from 1963 to 1981. A director of the Company or its predecessor since 1993. Member of our Governance and Nominating Committees.	Shares: 27,830 Percent of Shares: * Units: 0 Percent of Units: —

Melvyn E. Bergstein	64
		Chairman of DiamondCluster International, Inc. or its predecessor, Diamond Technology Partners, since 1994 and Chief Executive Officer from 1994 to March 31, 2006. Prior to co-founding Diamond, Mr. Bergstein served in several capacities throughout a 22-year career with Arthur Andersen LLP's consulting division. Our director since 2001. Member of our Compensation and Nominating Committees.	Shares: 21,820 Percent of Shares: * Units: 0 Percent of Units: —

NOMINEES FOR DIRECTOR TO BE ELECTED BY HOLDERS OF VOTING SHARES (continued)

Linda Walker Bynoe	53
		President and Chief Executive Officer of Telemat Ltd., a management consulting firm, since 1995 and prior to that Chief Operating Officer since 1989. Ms. Bynoe served as a Vice President-Capital Markets for Morgan Stanley from 1985 to 1989, joining the firm in 1978. Ms. Bynoe serves as a director of Dynegy Inc., Fidelity Life Association, Prudential Retail Mutual Funds and Anixter International, Inc. Our director since 2003. Member of our Compensation and Governance Committees.	Shares: 7,447 Percent of Shares: * Units: 0 Percent of Units: —

Karen N. Horn, Ph.D.	62
		Retired President, Global Private Client Services and Managing Director, Marsh, Inc., a subsidiary of MMC, having served in these positions from 1999 to 2003. Prior to joining Marsh, she was Senior Managing Director and Head of International Private Banking at Bankers Trust Company; Chairman and Chief Executive Officer, Bank One, Cleveland, N.A.; President of the Federal Reserve Bank of Cleveland; Treasurer of Bell of Pennsylvania; and Vice President of First National Bank of Boston. Ms. Horn serves as a director of Eli Lilly and Company and T. Rowe Price Mutual Funds. She is also a director of the U.S. Russia Investment Fund, a presidential appointment, a senior managing director of Brock Capital and a member of the Executive Committee of the National Bureau of Economic Research. Our director since 2004. Member of our Compensation and Governance Committees.	Shares: 5,373 Percent of Shares: * Units: 0 Percent of Units: —

NOMINEES FOR DIRECTOR TO BE ELECTED BY HOLDERS OF VOTING SHARES (continued)

Reuben S. Leibowitz	58
		Managing Director of JEN Partners and Advisor to Warburg Pincus, both private equity firms, since 2005. Mr. Leibowitz was Managing Director of Warburg Pincus from 1984 to 2005. He was a director of Chelsea Property Group, Inc. from 1993 until it was acquired by the Company in 2004. Our director since 2005. Member of our Audit and Compensation Committees.	Shares: 8,517(7) Percent of Shares: * Units: 0 Percent of Units: —

J. Albert Smith, Jr.	65
		President of Chase Bank in Central Indiana and Managing Director of JPMorgan Private Bank since November 2005. Mr. Smith was President of Bank One Central Indiana from 2001 to 2005; Managing Director of Bank One Corporation from 1998 to 2001; President of Bank One, Indiana, NA from 1994 to 1998; and President of Banc One Mortgage Corporation from 1974 to 1994. A director of the Company or its predecessor since 1993. Lead Independent Director and member of our Audit, Governance and Nominating Committees.	Shares: 37,795 Percent of Shares: * Units: 0 Percent of Units: —

Pieter S. van den Berg	60
		Advisor to the Board of Managing Directors of PGGM, the pension fund of the healthcare and social work sector in the Netherlands, from 1999 to January 31, 2006. Mr. van den Berg was Director of Controlling of PGGM from 1991 to 1999. Our director since 1998. Member of our Audit Committee.	Shares: 0(8) Percent of Shares: — Units: 0 Percent of Units: —

NOMINEES FOR DIRECTOR TO BE ELECTED BY HOLDERS OF CLASS B COMMON

Melvin Simon	79
		Co-Chairman of the Board of the Company or its predecessor since 1995. Chairman of the Board of the Company's predecessor from its incorporation until 1995. Co-Chairman of the Board of Melvin Simon & Associates, Inc. ("MSA"), a company Mr. Simon founded in 1960 with his brother, Herbert Simon. Member of our Executive Committee.	Shares: 34,923,440(9) Percent of Shares: 13.9% Units: 30,091,879(10) Percent of Units: 10.8%

Herbert Simon	71
		Co-Chairman of the Board of the Company or its predecessor since 1995. Mr. Simon was Chief Executive Officer and a director of the Company from 1993 to 1995. Mr. Simon serves on the Board of Governors for the National Basketball Association and as Co-Chairman of the Board of MSA. Member of our Executive Committee.	Shares: 34,923,440(9) Percent of Shares: 13.9% Units: 30,091,879(10) Percent of Units: 10.8%

NOMINEES FOR DIRECTOR TO BE ELECTED BY HOLDERS OF CLASS B COMMON (continued)

David Simon	44
		Chief Executive Officer of the Company or its predecessor since 1995 and a director of the Company or its predecessor since incorporation. President of the Company's predecessor from its incorporation until 1996. Executive Vice President of MSA from 1990 to 1993. From 1988 to 1990, Mr. Simon was Vice President of Wasserstein Perella & Company. The son of Melvin Simon and the nephew of Herbert Simon. Member of our Executive Committee.	Shares: 34,923,440(9) Percent of Shares: 13.9% Units: 30,091,879(10) Percent of Units: 10.8%

Richard S. Sokolov	56
		President and Chief Operating Officer and a director of the Company or its predecessor since 1996. President and Chief Executive Officer of DeBartolo Realty Corporation from its incorporation until it merged with our predecessor in 1996. Mr. Sokolov joined its predecessor, The Edward J. DeBartolo Corporation, in 1982 as Vice President and General Counsel and was named Senior Vice President, Development and General Counsel in 1986. Member of our Executive Committee.	Shares: 667,149 Percent of Shares: * Units: 60,835 Percent of Units: *

CURRENT DIRECTORS WHO ARE NOT NOMINEES

Fredrick W. Petri	59
		Mr. Petri is currently a Class C Director. President and an officer of Housing Capital Company since its formation in 1994. Prior to that, an Executive Vice President of Wells Fargo Bank, where for over 20 years he held various real estate positions. A director of the Company or its predecessor since 1996. Member of our Audit and Compensation Committees.	Shares: 40,460 Percent of Shares: * Units: 0 Percent of Units: —

M. Denise DeBartolo York	55
		Ms. York is currently a Class C Director. Chairman of The DeBartolo Corporation, owner of the San Francisco 49ers. Ms. York was Chairman of The Edward J. DeBartolo Corporation from 1994 to 2001, also serving in other executive capacities. A director of the Company or its predecessor since 1996. Member of our Nominating Committee.	Shares: 30,000(11) Percent of Shares: * Units: 30,000 Percent of Units: *

NAMED EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

David C. Bloom	49
		Chairman of the Board of Chelsea Property Group, Inc. ("Chelsea"), a subsidiary of the Company since 2004 and our Advisory Director. Mr. Bloom also served as Chief Executive Officer of Chelsea from 1993 to January 1, 2006, was founder and principal of The Chelsea Group, a predecessor of Chelsea, and President of The Chelsea Group from 1985 until the formation of Chelsea.	Shares: 1,140,081(12) Percent of Shares: * Units: 1,089,695 Percent of Units: *

James M. Barkley	54	Our General Counsel and Secretary. Mr. Barkley joined MSA in 1978 as a staff attorney and was named Assistant General Counsel in 1984. He was named General Counsel in 1992 and Secretary in 1993.	Shares: 118,955 Percent of Shares: * Units: 0 Percent of Units: —

Stephen E. Sterrett	50
		Our Executive Vice President and Chief Financial Officer. Mr. Sterrett joined MSA in 1988 and held various positions with MSA until 1993 when he became our Senior Vice President and Treasurer. He was named Chief Financial Officer in 2001.	Shares: 109,440 Percent of Shares: * Units: 0 Percent of Units: —

ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP(7),(11),(12),(13)

20 Persons	Shares: 37,354,692 Percent of Shares: 14.8% Units: 31,272,409 Percent of Units: 11.2%

*
Less than one percent

(1)
All listed directorships are held in companies with securities registered under Section 12 of the Exchange Act or in companies registered as investment companies under the Investment Company Act of 1940, as amended, except Fidelity Life Association (Ms. Bynoe), The U.S. Russia Investment Fund (Ms. Horn) and Gallerie Commerciali Italia S.p.A. (Mr. Herbert Simon and Mr. Barkley).

(2)
Includes the following Shares that may be purchased pursuant to stock options that are exercisable within 60 days: Birch Bayh—19,500; J. Albert Smith, Jr.—18,000; David Simon—350,000; Richard S. Sokolov—150,000; James M. Barkley—10,000; Stephen E. Sterrett—10,000; and all directors and executive officers as a group—562,500.

(3)
Includes the following Shares that may be received upon exchange of Units held by the following persons on March 9, 2006: Melvin Simon, Herbert Simon, David Simon, MSA and affiliates of MSA—30,091,879; David C. Bloom—1,089,695; Richard S. Sokolov—60,835; M. Denise DeBartolo York—30,000; and all directors and executive officers as a group—31,272,409. Units held by limited partners are exchangeable either for Shares (on a one-to-one basis) or for cash.

(4)
Includes the following restricted shares which are subject to vesting requirements: Birch Bayh—1,950; Melvyn E. Bergstein—1,875; Linda Walker Bynoe—1,500; Karen N. Horn, Ph.D.—1,475; Reuben S. Leibowitz—750; J. Albert Smith, Jr.—2,250; David Simon—43,750; Richard S. Sokolov—50,000; James M. Barkley—30,875; Stephen E. Sterrett—30,875; and all directors and executive officers as a group—266,175. Includes shares acquired through the reinvestment of dividends on shares held in the Director Deferred Compensation Plan.

(5)
At March 9, 2006, there were 220,817,356 shares of Common, 8,000 shares of Class B Common and 4,000 shares of Class C Common outstanding. Upon the occurrence of certain events, shares of Class B Common and Class C Common convert automatically into Common (on a share-for-share basis). These percentages assume the exercise of stock options and exchange of Units for Shares only by the applicable beneficial owner.

(6)
At March 9, 2006, there were 279,322,798 outstanding Units of which the Company owned, directly or indirectly, 220,829,356 or 79.1%. These percentages assume that no Units are exchanged for Shares.

(7)
Does not include 3,000 shares of Common held by charitable foundations of which Mr. Leibowitz is an officer or trustee. Mr. Leibowitz disclaims beneficial ownership of these shares.

(8)
Pieter S. van den Berg assigned his director compensation (including the value of director options and restricted stock) to PGGM, the pension fund of the healthcare and social work sector in the Netherlands, until February 1, 2006, the date of his retirement from PGGM.

(9)
Includes Shares, exercisable stock options and Units owned by Melvin Simon, Herbert Simon and David Simon, MSA, affiliates of MSA and MH Holdings, Inc. See "PRINCIPAL STOCKHOLDERS."

(10)
Includes Units owned by Melvin Simon, Herbert Simon, David Simon, MSA and affiliates of MSA.

(11)
Does not include Shares and Units held by Edward J. DeBartolo, Jr. and certain related persons and entities. See "PRINCIPAL STOCKHOLDERS."

(12)
Includes 1,002,903 units owned indirectly through Woodbury Family Associates, L.P., of which Mr. Bloom is the general partner. Does not include 30,886 units owned indirectly by his spouse. Mr. Bloom disclaims beneficial ownership of the units held by his spouse.

(13)
Does not include Shares and Units held by members of the Simon family other than Melvin Simon, Herbert Simon and David Simon or Units held by trusts for the benefit of members of the Simon family over which Melvin Simon, Herbert Simon, David Simon and MSA do not have voting or dispositive power (4,472,576 Units). Does not include Shares and Units held by Edward J. DeBartolo, Jr. See "PRINCIPAL STOCKHOLDERS."

PRINCIPAL STOCKHOLDERS

        The following table sets forth certain information concerning each person (including any group) known to us to beneficially own more than five percent (5%) of any class of voting securities of the Company as of March 9, 2006. Unless otherwise indicated in the footnotes, shares are owned directly, and the indicated person has sole voting and investment power.

	Shares(1)		Series G Preferred
Name and Address of Beneficial Owner	Number of Shares	%(2)	Number of Shares	%
Melvin Simon & Associates, Inc., et al.(3) 115 W. Washington Street Indianapolis, IN 46204	34,923,440(4)	13.9%	n/a
Edward J. DeBartolo, Jr., et al.(5) 15436 North Florida Avenue, Suite 200 Tampa, FL 33613	15,583,438(6)	6.6%	n/a
Adelante Capital Management LLC(7) 1995 University Avenue, Suite 225 Berkeley, CA 94704	n/a		280,800	9.4%

(1)
Shares include shares of Common, Class B Common and Class C Common. Upon the occurrence of certain events, shares of Class B Common and Class C Common convert automatically into Common (on a share-for-share basis). The amounts in the table also include Shares that may be issued upon the exchange of Units as well as the exercise of stock options. Units held by limited partners are exchangeable either for Shares (on a one-to-one basis) or for cash.

(2)
Assumes the exercise of stock options and exchange of Units for Shares by the subject holder only.

(3)
This group consists of Melvin Simon & Associates, Inc. ("MSA"), wholly owned subsidiaries of MSA, Melvin Simon, Herbert Simon, David Simon and MH Holdings, Inc. Melvin Simon, Herbert Simon and David Simon are our directors and executive officers. MSA is owned 69.06% by Melvin Simon and 30.94% by Herbert Simon. MH Holdings, Inc. is owned 50% by Melvin Simon and 50% by Herbert Simon. 3,192,000 shares of Common and 8,000 shares of Class B Common owned by the group are held by voting trusts as to which Melvin Simon, Herbert Simon and David Simon are the voting trustees.

(4)
Includes 4,473,561 shares of Common currently outstanding; 30,091,879 shares of Common issuable upon exchange of Units; 350,000 shares of Common issuable upon exercise of stock options that are exercisable within 60 days; and 8,000 shares of Class B Common. Does not include 4,472,576 shares of Common issuable upon exchange of Units held by members of the Simon Family other than Melvin Simon, Herbert Simon, and David Simon or Units held by trusts for the benefit of members of the Simon family over which MSA, Melvin Simon, Herbert Simon and David Simon do not have voting or dispositive power.

(5)
The beneficial owners of the securities are Edward J. DeBartolo, Jr., NID Corporation, directly or indirectly, members of the DeBartolo family, and trusts established for the benefit of members of the DeBartolo family or entities in which the foregoing persons hold interests.

(6)
Includes 15,579,438 shares of Common issuable upon exchange of Units and 4,000 outstanding shares of Class C Common. Does not include 30,000 shares of Common issuable upon exchange of Units held by M. Denise DeBartolo York over which Edward J. DeBartolo, Jr. and NID Corporation do not have voting or dispositive power.

(7)
Based solely on information provided by Adelante Capital Management LLC in an amended Schedule 13G filed with the Securities and Exchange Commission on February 14, 2006. Adelante Capital Management LLC has sole power to dispose of 280,800 shares of Series G Preferred, but no power to vote such shares.

ITEM 2—APPROVAL OF AMENDMENTS TO 1998 STOCK INCENTIVE PLAN

General

        The Board of Directors has adopted an amendment to the 1998 Stock Incentive Plan (the "1998 Plan") and directed that the amendment be submitted to the stockholders for consideration and approval at the Meeting. The amendment would effect the changes to our compensation program for non-employee directors that are more fully discussed under the heading "Compensation of Directors for 2005—Changes in Director Compensation."

        The following is a summary of the proposed amendment and certain other principal features of the 1998 Plan. The summary is qualified in its entirety by express reference to the complete text of the 1998 Plan, as proposed to be amended, set forth as Appendix B to this Proxy Statement. Stockholders are urged to read the actual text of the 1998 Plan, as proposed to be amended, as set forth in Appendix B.

Purpose And Eligibility

        The primary purpose of the 1998 Plan is to attract and retain the best available officers, key employees, "Eligible Directors" (as defined below), advisors and consultants for positions of substantial responsibilities with the Company and our affiliates and to provide an additional incentive to such officers, key employees, Eligible Directors, advisors and consultants to exert their maximum efforts toward the success of the Company and our affiliates. "Eligible Directors" are directors of the Company who are not employees of the Company or our affiliates. All officers, key employees, advisors and consultants of the Company and our affiliates (except for Melvin Simon and Herbert Simon) and all Eligible Directors are eligible to be granted awards under and participate in the 1998 Plan. In addition, Eligible Directors receive automatic grants, as described below. The number of individuals currently eligible to participate in the 1998 Plan is approximately 200.

Administration

        The 1998 Plan is administered by the Compensation Committee of the Board (the "Committee"). The Committee, in its sole discretion, determines which eligible individuals may participate in the 1998 Plan ("Participants") and the type, extent and terms of the awards to be granted to them. In addition, the Committee interprets the 1998 Plan and makes all other determinations deemed advisable for the administration of the 1998 Plan.

Awards

        The 1998 Plan provides for the grant of the following types of equity-based awards (collectively, "Awards") during the ten-year period following its adoption: incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), nonqualified stock options ("NQSOs" and together with the ISOs, "Options"), stock appreciation rights ("SARs"), performance units and restricted stock. As of March 9, 2006, an aggregate of 7,044,445 Common shares were covered by Awards made under the 1998 Plan.

        The aggregate number of Common shares that may be issued under the 1998 Plan is 11,300,000. No more than 600,000 shares may be issued to any one individual pursuant to Awards during any one year.

        The closing price of the Common as reported by the New York Stock Exchange on March 9, 2006 was $82.55.

The Proposed Amendment

        The 1998 Plan provides for automatic awards of restricted stock to Eligible Directors which are the only provisions that will be affected by the proposed amendment. The 1998 Plan currently provides that upon the first day of the first calendar month following the month in which any person first becomes an Eligible Director, such person is automatically awarded without further action 1,000 shares of restricted stock (an "Initial Award"). Thereafter, as of the date of each annual meeting of stockholders, each Eligible Director who is re-elected as a director is automatically awarded each year, without further action, 1,000 shares of restricted stock (the "Annual Award"); provided, however, that if any person becomes an Eligible Director during the 60-day period prior to the annual meeting of stockholders in any year, then such Eligible Director will not receive the Annual Award. In addition, Eligible Directors who serve as chairpersons of the standing committees of the Board of Directors receive an additional annual award in the amount of 500 shares of restricted stock (in the case of the Audit Committee) or 300 shares of restricted stock (in the case of all other standing committees). Awards of restricted stock under the 1998 Plan currently vest in four equal annual installments on January 1 of each year, beginning in the year following the year in which the award occurred.

        Pursuant to the proposed amendment to the 1998 plan, each Eligible Director will receive on the first day of the first calendar month following his or her initial election as a director, an award of restricted stock with a value of $82,500 (pro-rated for partial years of service). Thereafter, as of the date of each annual meeting of the Company's stockholders, Eligible Directors who are re-elected as directors will receive an award of restricted stock having a value of $82,500. In addition, Eligible Directors who serve as chairpersons of the standing committees of the Board of Directors (excluding the Executive Committee) will receive an additional annual award of restricted stock having a value of $10,000 (in the case of the Audit Committee) or $7,500 (in the case of all other standing committees). The Lead Director will also receive an annual restricted stock award having a value of $12,500. The number of shares included in any award of restricted stock will be determined by dividing the cash value of such award by the 20 trading day average closing price of the Common ending on the trading day immediately preceding the date of any such award. The restricted stock will vest in full after one year.

        The shares of Common underlying a restricted stock award (including reinvested dividends) must be held in our Director Deferred Compensation Plan until the director retires, dies or becomes disabled or otherwise no longer serves as a director. The Eligible Directors may vote and are entitled to receive dividends on the Common shares underlying the restricted stock awards; however, any dividends on the shares of Common underlying restricted stock awards must be reinvested in shares of Common and held in the Director Deferred Compensation Plan until the shares of Common underlying a restricted stock award are delivered to the former director.

Termination Or Amendment

        The 1998 Plan will terminate on September 23, 2008. We may at any time suspend, discontinue or amend the 1998 Plan in any respect whatsoever, except that no such amendment shall impair any rights under any Award theretofore made under the 1998 Plan without the consent of the grantee of such Award. Stockholder approval of any such amendment shall be obtained in such a manner and to such a degree as is required by applicable law or regulation.

Federal Income Tax Consequences

        The following is a brief discussion of the federal income tax consequences applicable to awards of restricted stock under the 1998 Plan based on the Code, as in effect as of the date of this summary. This discussion is not intended to be exhaustive and does not describe the state or local tax consequences.

        A Participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the "determination date." The "determination date" is the date on which the Participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (1) the date on which the shares become transferable or (2) the date on which the shares are no longer subject to a substantial risk of forfeiture. If the determination date is after the date on which the Participant acquires the shares, the Participant may elect, pursuant to Section 83(b)

of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the Participant on the determination date. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss.

Plan Benefits

        If the amendment is approved, Eligible Directors will receive awards of restricted stock having the value set forth above. The actual number of shares of restricted stock that Eligible Directors will receive is not determinable until the date of the award. Other than the automatic awards to Eligible Directors, future Awards to Participants in the 1998 Plan are entirely within the discretion of the Committee and cannot be determined.

        The following table sets forth the Awards granted to the persons listed through March 9, 2006 under the 1998 Plan.

	Number of Securities underlying NQSOs Granted	Number of Securities underlying ISOs Granted	Number of Shares of Restricted Stock Granted
David Simon Chief Executive Officer	550,000	—	190,920
David C. Bloom Chairman of Board of Chelsea	—	—	—
Richard S. Sokolov President and Chief Operating Officer	150,000	—	272,894
James M. Barkley General Counsel and Secretary	115,000	—	78,640
Stephen E. Sterrett Executive Vice President and Chief Financial Officer	51,250	—	67,700
Birch Bayh, Director	28,070	—	3,900
Melvyn E. Bergstein, Director	8,000	—	3,600
Linda Walker Bynoe, Director	—	—	3,000
Karen N. Horn, Ph.D., Director	—	—	2,300
Reuben S. Leibowitz, Director	—	—	1,000
Fredrick W. Petri, Director	24,360	—	—
Melvin Simon, Director	—	—	—
Herbert Simon, Director	—	—	—
J. Albert Smith, Jr., Director	32,000	—	4,500
Pieter S. van den Berg, Director	17,000	—	3,000
M. Denise DeBartolo York, Director	18,000	—	—
All current executive officers as a group	1,016,875	—	849,194
All current directors who are not executive officers as a group	127,430	—	21,300
All employees, including all current officers who are not executive officers, as a group	2,927,025	9,876	2,092,745

        The Board of Directors unanimously recommends that stockholders vote FOR approval of the amendments to the 1998 Stock Incentive Plan

ITEM 3—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Ernst & Young LLP ("E&Y") as our independent registered public accounting firm for 2006, subject to the approval of our stockholders.

        The Report of the Audit Committee (which begins on the following page) contains information on the amount of fees paid to E&Y during 2005 and 2004. We expect that representatives of E&Y will be present at the Meeting and will be available to respond to appropriate questions. They will also have an opportunity to make a statement if they desire to do so.

        If a majority of stockholders voting on this matter do not ratify the selection, the Audit Committee will reconsider its choice taking into consideration the views of the stockholders and may, but will not be required to, appoint a different independent registered public accounting firm.

        The Board of Directors unanimously recommends that stockholders vote FOR ratification of E&Y as the Company's independent registered public accounting firm for 2006.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee is responsible for monitoring the integrity of the Company's consolidated financial statements, the qualifications, performance and independence of the Company's independent registered public accounting firm, the performance of the Company's internal auditor and the Company's compliance with legal and regulatory requirements. We have the sole authority to appoint or replace the Company's independent registered public accounting firm. The Committee has four independent directors and operates under a written charter adopted by the Board. The Board has determined that each Committee member is independent under the standards of director independence established under our Governance Principles, New York Stock Exchange listing standards and applicable securities laws.

        Management is responsible for the financial reporting process, including the system of internal control, for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States and for management's report on internal control over financial reporting. The Company's independent registered public accounting firm is responsible for auditing the consolidated financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States as well as rendering an opinion on management's report on internal control over financial reporting and the effectiveness of internal control over financial reporting. Our responsibility is to oversee and review the financial reporting process and to review and discuss management's report on internal control over financial reporting. We are not, however, professionally engaged in the practice of accounting or auditing and do not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or accounting principles generally accepted in the United States or as to the independence of the independent registered public accounting firm. We rely, without independent verification, on the information provided to us and on the representations made by management and the independent registered public accounting firm.

        We held five meetings during 2005. The meetings were designed, among other things, to facilitate and encourage communication among the Committee, management, the Company's internal auditor and the independent registered public accounting firm, Ernst & Young LLP ("E&Y").

        We discussed with the Company's internal auditor and E&Y the overall scope and plans for their respective audits. We met with the internal auditor and E&Y, with and without management present, to discuss the results of their examinations and their evaluations of the Company's internal control. We reviewed and discussed the Company's compliance with Section 404 of the Sarbanes-Oxley Act of 2002, including consideration of the Public Company Accounting Oversight Board's (PCAOB) Auditing Standard No. 2, An Audit of Internal Control over Financial Reporting Performed in Conjunction With an Audit of Financial Statements.

        We discussed with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management processes.

        We reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2005 with management, the internal auditor and E&Y. We reviewed and discussed with management, the internal auditor and E&Y management's report on internal control over financial reporting and E&Y's report thereon. We also discussed with management, the internal auditor and E&Y the process used to support certifications by the Company's Chief Executive Officer and Chief Financial Officer that are required by the Securities and Exchange Commission and the Sarbanes-Oxley Act of 2002 to accompany the Company's periodic filings with the Securities and Exchange Commission and the processes used to support management's report on internal control over financial reporting.

        We also discussed with E&Y matters required to be discussed by their professional standards, including, among other things, matters related to the conduct of the audit of the Company's consolidated financial statements and the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).

        E&Y also provided to us the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and represented that E&Y is independent from the Company. We also discussed with E&Y their independence from the Company. When considering E&Y's independence, we considered if services they provided to the Company beyond those rendered in connection with their audit of the Company's consolidated financial statements and reviews of the Company's quarterly unaudited consolidated financial statements and attestation on management's annual report on internal control over financial reporting and the effectiveness of internal control over financial reporting, were compatible with maintaining their independence. We concluded that the provision of such services by E&Y has not jeopardized E&Y's independence.

        Based on our review and these meetings, discussions and reports, and subject to the limitations on our role and responsibilities referred to above and in the Audit Committee Charter, we recommended to the Board that the Company's audited consolidated financial statements for the year ended December 31, 2005 be included in the Company's Annual Report on Form 10-K. The Committee has also selected E&Y as the Company's independent registered public accounting firm for the year ended December 31, 2006 and will present the selection to the stockholders for ratification at the Meeting.

        We pre-approve all audit and permissible non-audit services to be provided to the Company by E&Y prior to commencement of services. We have delegated to Mr. Smith, as Chairman of the Audit Committee, authority to pre-approve specific services up to specified individual and aggregate fee amounts. These pre-approval decisions are presented to the full Audit Committee at the next scheduled meeting after such approvals are made.

        The Company has incurred fees as shown below for services from E&Y. E&Y has advised us that it has billed or will bill the Company the below indicated amounts for the following categories of services for the years ended December 31, 2005 and 2004, respectively:

	2005	2004
Audit Fees(1)	$2,797,000	$2,754,500
Audit-Related Fees(2)	3,575,450	3,361,900
Tax Fees(3)	58,520	143,220
All Other Fees	0	0

(1)
Audit Fees include fees for the audit of the financial statements and the attestation on management's annual report on internal control over financial reporting and the effectiveness of internal control over financial reporting for the Company, Simon Property Group, L.P. and certain of their subsidiaries and services associated with SEC registration statements, periodic reports, and other documents issued in connection with securities offerings.

(2)
Audit-Related Fees include audits of individual properties and schedules of recoverable common area maintenance costs to comply with lender, joint venture partner or tenant requirements and accounting consultation and due diligence services.

(3)
Tax fees include fees for international and other tax consulting services and tax return preparation for Simon Property Group, L.P. in 2004.

        The Audit Committee:

        J. Albert Smith, Jr., Chairman
        Fredrick W. Petri
        Pieter S. van den Berg
        Reuben S. Leibowitz

ITEM 4—STOCKHOLDER PROPOSAL TO IMPLEMENT A MAJORITY
VOTING STANDARD FOR THE ELECTION OF DIRECTORS

        SEIU Master Trust (the "Trust"), 1313 L Street, NW, Washington DC 20005, which holds 700 shares of Common, has informed the Company that the Trust intends to submit the following proposal at the Meeting:

Resolved:

        That the shareholders of Simon Property Group, Inc. (the "Company") hereby request that the Board of Directors initiate the appropriate process to amend the Company's governance documents (certificates of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders.

Supporting Statement:

        Our Company is incorporated in Delaware, where state corporate law provides that a company's certificate of incorporation or bylaws may specify the number of votes necessary for the transaction of any business, including the election of corporate directors (DGCL, Title 8, Chapter 1, Subchapter VII, Section 216). The law provides that if the level of voting support necessary for a specific action is not specified in a corporation's certificate or bylaws, directors "shall be elected by a plurality of the votes of the shares present in person or represented by proxy."

        Our Company presently uses the plurality voting standard for the election of directors. We feel that it is appropriate and timely for our Board to initiate a change in the Company's voting standard for such elections. Specifically, this proposal urges the Board of Directors to change the present standard to provide that in director elections, a majority vote standard will be used. The new standard should provide that nominees for the Board of Directors must receive a majority of the votes cast in order to be elected or re-elected to the Board.

        Under the Company's current plurality vote standard, a nominee in a director election can be elected or re-elected with as little as a single affirmative vote, even while a substantial majority of the votes cast are "withheld" from that director nominee. So even if 99.99% of shares "withhold" authority to vote for a candidate or all of the candidates, a 0.01% "for" vote results in the candidate's election to the Board.

        We believe the proposed majority voting standard for Board elections is fair, will strengthen the Company's governance, and will improve Board accountability. This proposal does not limit the judgment of the Board in crafting the requested governance change. For instance, the Board might need to address the status of incumbent directors who fail to receive a majority vote when standing for re-election under a majority vote standard, or whether a plurality standard is appropriate in contested elections or for our Company's Class B or C Shares.

        At least a dozen U.S. companies have adopted voluntary measures recently to begin addressing majority vote standard concerns, including Automatic Data Processing (bylaw change), Microsoft, Pfizer Inc., (Walt) Disney Co., Wells Fargo and Co., and United Technologies.

        We urge your support for this important director election reform.

Statement in Opposition

        The Board of Directors unanimously recommends a vote "AGAINST" adoption of this proposal for the following reasons:

        The Company believes that adherence to sound corporate governance policies and practices is important in ensuring that it is governed and managed to high standards of responsibility, ethics and integrity and in the best interests of stockholders. The Company also believes that stockholders should have a meaningful role in the director election process. However, under current law, majority voting creates legal and practical complications that make its adoption inadvisable at this time. As an alternative, effective February 3, 2006, the Board of Directors amended the Company's Governance Principles to give stockholders influence in the director election process similar to majority voting while avoiding the legal problems inherent in majority voting under current law.

        The Company currently elects its directors by a plurality standard, meaning that the nominees who receive the most affirmative votes are elected. This method of voting, which the proponent seeks to replace, has long been the accepted system among U.S. public companies and is the default system under Delaware corporate law. The rules governing plurality voting are well understood and have served the Company well for years. In fact, in no instance can it be found that plurality voting prevented our stockholders from either electing the directors they wanted to elect or otherwise expressing their dissatisfaction with any particular director or the board as a whole. For the reasons described more fully below, the Board believes it would not be in the best interests of our stockholders to change the method by which directors are elected at this time.

        First, this proposal is unnecessary to the achievement of sound corporate governance at the Company. Our directors have consistently received broad stockholder support, typically over 95% of the votes cast. Consequently, this proposal would have had no effect whatsoever on any Board election to date. Even without this proposal, our stockholders have been highly successful in electing responsible, objective directors who have consistently protected the best interests of the stockholders.

        Second, we follow a director nomination and election process that gives due regard to stockholder nominees. The Nominating Committee is comprised entirely of independent directors. As described under "Board of Directors—The Nominating Committee" above, the Nominating Committee selects candidates for election to the board and considers candidates recommended by stockholders in the same manner as other candidates. Consequently, adoption of this stockholder proposal is not necessary in order to compel or encourage the Board to consider stockholder interests and desires.

        Finally, the majority vote system suggested by the proponent is simple in concept, but in practice raises complications under current law. A "failed election"—an uncontested election where a director nominee does not achieve a majority of the votes cast—could create a variety of outcomes that would either frustrate the goal of providing stockholders a greater voice or cause unintended adverse consequences for the company.

        Under Delaware law, a director whose term expires continues to serve as a "holdover director" until his or her successor is elected and qualified. Although not free from doubt, it appears that this holdover rule would apply in the event of a failed election under majority voting. Thus, if the unsuccessful candidate in a failed election is an incumbent, he or she could serve until the end of the next term despite the failed election. If the candidate is not an incumbent, the director position would become vacant and could be filled by the remaining directors acting alone. On the other hand, if the "holdover" rule did not apply, a failed election could create a large number of immediate board vacancies, resulting in unintended consequences such as:

  •
  jeopardizing the Company's ability to comply with the director independence requirements of the Securities and Exchange Commission and the New York Stock Exchange;

  •
  giving undue influence to special-interest voters who use their votes to forward their particular agenda; or

  •
  facilitating opportunistic hostile takeover bids.

        A number of legal scholars, practicing attorneys, corporations, and investors are actively studying these and other issues with majority voting under current laws to determine if there are workable, practical solutions that appropriately balance the interests of the stockholders, corporations, and their board members. For example, in January 2006, a blue-ribbon study committee of the American Bar Association issued a preliminary report recommending against majority voting, largely due to the problems noted above.(1) A study committee of the Delaware Bar Association which will also study this issue has not issued a report. The Board believes it is premature to adopt a majority voting standard until solutions to these problems have been identified and implemented.

        In the meantime, the new Governance Principle gives real meaning to a majority "withhold" vote while avoiding the unintended consequences noted above. In an uncontested election, any director who receives a greater number of "withhold" votes than "for" votes is required to promptly tender his or her resignation. The Governance Committee will promptly consider the resignation and will recommend to the Board whether to accept or reject it. Both the Governance Committee and the Board will consider all factors they deem relevant in the exercise of their fiduciary duties, including, without limitation:

  •
  the director's qualifications, length of service, and contributions to the Company;

  •
  the stated reasons why the stockholders withheld their votes for the director; and

  •
  the Company's Governance Principles.

        The Board will act on the recommendation within 90 days after the vote is certified, unless the action to be taken would cause the Company to fail to meet any applicable requirement of the Securities and Exchange Commission or the New York Stock Exchange. The affected director cannot participate in any part of the process. The Company will disclose the Board's decision on a Form 8-K furnished to the Securities and Exchange Commission promptly after the decision, including a full explanation of the process by which the decision was reached and, if applicable, the reasons why the Board rejected the director's resignation.

        Although the Board believes that this new approach is the right solution under current law to ensure a meaningful director election process, we will continue to monitor developments in the ongoing debate about majority voting. Accordingly, we recommend you vote against this stockholder proposal.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "AGAINST" THE ADOPTION OF THIS STOCKHOLDER PROPOSAL. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

(1)
Preliminary Report of the Committee on Corporate Laws on Voting by Stockholders for the Election of Directors, Committee on Corporate Laws of the Section of Business Law of the American Bar Association, January 17, 2006. The Committee recommended maintaining plurality voting as a default but endorsed, on an opt-in basis, a "modified plurality" approach that is similar in broad outline to the Company's new Governance Principle.

EXECUTIVE COMPENSATION

        The following table sets forth information regarding compensation we paid during each of the last three years to our Chief Executive Officer and each of our four other most highly compensated executive officers, based on salary and bonus earned during 2005 (the "Named Executives").

Summary Compensation Table

		Annual Compensation						Long-Term Compensation
Name and Principal Position	Year	Salary	Bonus(1)			Other Annual Compensation		Restricted Stock Awards(2)	All Other Compensation(3)
David Simon Chief Executive Officer	2005 2004 2003	$800,000 800,000 800,000	$	— — —	(4) (4) (4)	$	— — —	$2,087,000 — 1,407,250	$14,393 14,179 15,718
David C. Bloom(5) Chairman of the Board of Chelsea	2005 2004 2003	$1,000,000 230,769 —		$2,000,000 2,000,000 —		$	— — —	$ — — —	$14,000 812 —
Richard S. Sokolov President and Chief Operating Officer	2005 2004 2003	$700,000 684,615 600,000		$700,000 700,000 500,000		$	— — —	$1,669,600 1,211,400 1,125,800	$13,385 12,302 23,405
James M. Barkley General Counsel and Secretary	2005 2004 2003	$475,000 465,923 414,154		$500,000 450,000 300,000		$	— — —	$1,043,500 878,265 562,900	$16,445 16,752 23,469
Stephen E. Sterrett Executive Vice President and Chief Financial Officer	2005 2004 2003	$450,000 442,308 394,231		$475,000 400,000 250,000		$	— — —	$1,043,500 878,265 562,900	$15,710 15,739 19,345

(1)
Bonus awards are accrued in the year indicated and paid in the following year.

(2)
Represents the value of shares of performance-based restricted stock awarded to the Named Executives on February 21, 2006 under the Company's 2005 stock incentive program, on March 11, 2005 under the Company's 2004 stock incentive program and March 5, 2004 under the Company's 2003 stock incentive program. The values are calculated by multiplying the number of restricted shares awarded to the Named Executives by the closing market price of our Common shares as reported by the New York Stock Exchange on the date of award. Named Executives are entitled to vote and receive distributions with respect to awarded restricted shares. These awards are subject to further vesting requirements. See "Stock Incentive Program" appearing later in this Proxy Statement. The number and value of the unvested aggregate restricted stock holdings of each of the Named Executives at December 31, 2005, are as follows: David Simon—31,250 shares, $2,394,688; Richard S. Sokolov—45,000 shares, $3,448,350; James M. Barkley—27,000 shares, $2,069,010 and Stephen E. Sterrett—27,000 shares, $2,069,010. These values are calculated by multiplying the number of restricted shares held by each Named Executive by $76.63, the December 30, 2005 closing price of the Common shares as reported by the New York Stock Exchange.

(3)
Represents annualized amounts of (i) employer paid contributions to the 401(k) retirement plan, (ii) Company paid employee and dependent life insurance premiums and (iii) payment of annual life insurance premiums. Employer contributions to the 401(k) retirement plan become vested 30% after completion of three years of service, 40% after four years and an additional 20% after each additional year until fully vested after seven years.

(4)
The Chief Executive Officer decided not to accept a cash bonus with respect to his 2005, 2004 and 2003 performance.

(5)
Chelsea was acquired by us on October 14, 2004.

Option Exercises and Year-End Values

        The following table sets forth information with respect to the unexercised stock options granted to Named Executives and held by them at December 31, 2005.

AGGREGATED OPTION EXERCISES IN 2005 AND DECEMBER 31, 2005 OPTION VALUES

			Number of Securities Underlying Unexercised Options at December 31, 2005		Value of Unexercised In-the-Money Options at December 31, 2005 (1)
Name	Shares Acquired on Exercise	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
David Simon	—	$—	350,000	—	$18,041,528	$—
David C. Bloom	—	$—	—	—	$—	$—
Richard S. Sokolov	—	$—	150,000	—	$7,770,185	$—
James M. Barkley	20,000	$958,726	10,000	—	$510,900	$—
Stephen E. Sterrett	10,000	$511,224	10,000	—	$510,900	$—

(1)
The closing price of the Common as reported by the New York Stock Exchange on December 30, 2005 was $76.63. Value is calculated on the basis of the difference between the exercise price and $76.63, multiplied by the number of shares underlying "in-the-money" options.

Employment Agreements

        Employment Agreement with David C. Bloom.    In connection with our acquisition of Chelsea Property Group, Inc. ("Chelsea"), Chelsea entered into an employment agreement with David C. Bloom which was subsequently amended on November 1, 2004 and January 1, 2006. The agreement has a term which ends on December 31, 2006. The agreement provides for an annual base salary, beginning January 1, 2006, of $500,000, subject to increase at the discretion of Chelsea's board. For the 2006 calendar year, Mr. Bloom is also eligible to earn an annual bonus at the recommendation of our Chief Executive Officer. Prior to the January 1, 2006 amendment, the agreement provided for an annual base salary of $1,000,000, and entitled Mr. Bloom to receive a bonus of up to 200% of his base salary based upon the satisfaction of performance goals tied to Chelsea's five year performance plan. The agreement further provides that if Mr. Bloom's employment terminates for any reason, he will be entitled to receive any accrued but unpaid base salary, bonus, unused vacation and unreimbursed expenses. If Mr. Bloom's employment is terminated by Chelsea without cause or by Mr. Bloom for good reason at any time prior to December 31, 2006, he will be entitled to (a) continuation of his base salary until December 31, 2006, (b) three times his average annual bonus for the two calendar years prior to the year in which the termination of employment occurs reduced by any bonus actually paid to him with respect to calendar years 2004, 2005 and 2006 and (c) the continuation of health benefits for not more than two years.

        Mr. Bloom has agreed not to compete with Chelsea in the management, operation or acquisition of shopping centers (including outlet malls) until (a) December 31, 2016, if (i) his employment is terminated by Chelsea without cause, by him for good reason, due to his disability or upon the expiration of the term of his employment agreement and (ii) he continues to receive the annuity payments described below or (b) two years following the termination of his employment by Chelsea for cause or by him without good reason. In partial consideration for the non-competition covenant of Mr. Bloom, Chelsea purchased a $15,000,000 annuity for Mr. Bloom, with amounts payable in at least annual installments ratably over a period of 10 years beginning in 2007 as discussed below. The annuity is owned by Chelsea, with the Company as the primary beneficiary. If Mr. Bloom is terminated by Chelsea without cause or resigns for good reason or upon expiration of the term on December 31, 2006, he will be entitled to receive the payments under the annuity beginning in 2007 and the continuation of health benefits for not more than two years. If Mr. Bloom's employment is terminated by Chelsea for cause, by Mr. Bloom without good reason or due to death or disability (under certain circumstances) prior to December 31, 2006, he will forfeit his rights to any annuity payments, and Chelsea shall become entitled to payments under the annuity. In addition, if after payments begin under the annuity Mr. Bloom violates his non-competition covenant, Chelsea shall have the right to cause him to forfeit any remaining annuity payments.

        Employment Agreement with Richard S. Sokolov.    Richard S. Sokolov is a party to an employment agreement with us (the "Sokolov Agreement"). The Sokolov Agreement has an initial term which ended August 9, 1997 and provides for automatic one-year extensions of the term unless either party gives the other party notice that the term will not be extended. The Sokolov Agreement has been extended to August 9, 2006. Under the Sokolov Agreement, Mr. Sokolov receives an annual base salary currently of $700,000, subject to annual review and adjustment, and is eligible to receive a cash bonus of up to 150% of his base salary as determined by the Compensation Committee.

        The severance provisions in the Sokolov Agreement provide that, in the event Mr. Sokolov is terminated by us other than for "Cause", death or disability, or by Mr. Sokolov for "Good Reason" (as those terms are defined in the Sokolov Agreement), we will pay Mr. Sokolov an amount equal to the sum of all accrued and unpaid base salary plus one-year's then current base salary and bonus, and accelerate the vesting of his earned restricted stock awards.

Stock Incentive Plan

        Under the 1998 Plan, a maximum of 11,300,000 shares (subject to adjustment) are available for issuance to eligible officers, key employees, Eligible Directors, advisors and consultants for positions of substantial responsibilities with the Company. All officers, key employees, advisors and consultants of the Company and our affiliates (except for Melvin Simon and Herbert Simon) and all Eligible Directors are eligible to receive grants under and participate in the 1998 Plan. In addition, Eligible Directors receive automatic grants of restricted stock.

        The 1998 Plan provides broad discretion to the Compensation Committee to determine recipients and amounts of awards which may take the form of Options, SARs, performance units and restricted stock. To date the Compensation Committee has only granted options and restricted stock. The Compensation Committee has not granted any Options since 2001.

        As indicated in the Compensation Committee Report on Executive Compensation, for several years the Compensation Committee has created a stock incentive program under the 1998 Plan which consists of grants of restricted stock that are earned and awarded if performance-based goals established for that year's program are met.

        During 2005 we created a one-year stock incentive program under the 1998 Plan in which shares of performance-based restricted stock were allocated to executive officers and employees. Restricted shares allocated under the 2005 stock incentive program were earned and awarded in February 2006 because the Company attained specified annual target and "stretch" goals for 2005 related to the following performance measures: Funds From Operations per share, the Morgan Stanley REIT Index (RMS) and the S&P 500 Index. 112,500 shares were awarded to 8 executive officers and employees on February 21, 2006. The earned and awarded restricted shares vest in four equal annual installments beginning January 1, 2007. The participant must continue to be employed on the day prior to the vesting date to receive the earned and awarded restricted shares. Participants are entitled to vote and receive distributions with respect to the earned and awarded restricted shares.

        The terms and conditions of grants under the 1998 Plan are set out in written agreements which contain such provisions as the Compensation Committee from time to time deems appropriate.

        For more information regarding the 1998 Plan and the proposed amendment thereto to be considered at the Meeting, see "Item 2—Approval of Amendment to 1998 Stock Incentive Plan."

Incentive Bonus Program

        The incentive bonus program is intended to provide senior executives and key employees with opportunities to earn cash incentives based upon the performance of the Company, the participant's business unit and the individual participant. The Company budgets bonus dollars each year based upon its targeted performance and the Company's overall budget is approved each year by the Board. Certain "stretch" levels of performance are also identified at the beginning of each year which may justify higher payments under the bonus program, but those will only be paid out to the extent the Company's performance exceeds its budget. Each participant's bonus award for the year is expressed as a percentage of base salary, a fixed dollar amount, or a percentage of the available incentive pool. The bonus opportunities for some senior executives are based upon objective performance criteria such as achievement of certain levels of EBITDA and/or specific performance objectives relative to their primary areas of responsibility. The bonus criteria for other senior executives are discretionary in nature. Where an executive's bonus criteria are objective and based upon clearly identified formulas, the calculation of that executive's bonus is reviewed with the Committee each year. Where the bonus opportunities of a senior executive are determined on a discretionary basis, the Committee makes the final determination of any bonus dollars paid to that executive. Bonus amounts for each year are determined in the following February with disbursement in March. The incentive bonus program is not set forth in a formal document.

Deferred Compensation Plan

        We have a non-qualified deferred compensation plan (the "Deferred Compensation Plan") that provides deferred compensation to certain executives and key employees. Under the Deferred Compensation Plan, a participant may defer all or a part of his compensation. We, at our discretion, may contribute a matching amount equal to a rate selected by us, and an additional incentive contribution amount on such terms as we may specify; although, to date, the Company has made no discretionary contributions to the Deferred Compensation Plan. All participant deferrals and matching and incentive contributions are credited to a participant's account. A participant's elective deferrals are fully vested. Except in the case of death or disability of the participant or insolvency or a change in control of the Company, a participant becomes vested in matching and incentive contributions 20% after one year of service and an additional 20% for each year thereafter. Upon death or disability of the participant or insolvency or a change in control of the Company, a participant becomes 100% vested in his account.

        All contributions under the Deferred Compensation Plan are deposited in what is commonly referred to as a "rabbi trust" arrangement pursuant to which the assets of the trust are subject to the claims of our general creditors in the event of our insolvency. The trust assets are invested by the trustee in its sole discretion. Payments of a participant's elective deferrals and vested matching contributions are made as elected by the participant. These amounts would be paid earlier in the event of termination of employment or death of the participant, an unforeseen emergency affecting the participant or a change in control of the Company. During 2005, the following Named Executives participated in, but did not receive distributions from, the Deferred Compensation Plan: David Simon, James M. Barkley and Stephen E. Sterrett.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

General Principles

        In setting compensation of executive officers, the Compensation Committee employs a pay-for-performance philosophy. We intend to link executive compensation with the Company's performance and stockholder return and to reward executives for results that meet or exceed key goals set for the Company. This is described further below under "2005 Executive Officer Compensation."

        We establish base salaries of executive officers at levels which are competitive in relation to comparable real estate investment trusts ("REITs"). In addition, we provide executive officers with opportunities for significant additional compensation through programs which are linked directly to Company performance.

        In making compensation decisions, we consider all elements of executive compensation in total rather than any one element in isolation. We compare these compensation elements to those of comparable REITs which we consider to be the Company's peer group. In establishing the peer group, we do not base our decisions on quantitative relative weights of various factors or any mathematical formula. Rather, we exercise our discretion and make our judgments after considering the factors described above and elsewhere in this report.

        In 2005, we retained an independent compensation consultant to provide advice on executive compensation matters. The consultant assessed the competitiveness of the Company's executive compensation program compared to a peer group of fifteen REITs and information from third party surveys including base salaries, annual bonuses and the present value of long-term incentives. The consultant continues to assist us in evaluating existing and developing new programs and approaches to executive compensation.

2005 CEO Compensation

        David Simon, the CEO of the Company, is not a party to any employment agreement, change in control benefit or other severance arrangement. David Simon was paid a base salary of $800,000 for 2005. In addition, Mr. Simon was awarded 25,000 shares of restricted common stock under the Company's 2005 stock incentive program. We provided Mr. Simon with a cash bonus opportunity tied to his and the Company's performance in 2005. Based on the criteria we approved, he would have been entitled to receive a cash bonus of up to 150% of his base salary. Notwithstanding his and the Company's 2005 performance, Mr. Simon requested that he receive no cash bonus.

        Based on information provided by our consultant, we believe that David Simon's total compensation in 2005, without a cash bonus, was in the 19th  percentile for (or lower than 81% of chief executive officers of) our peer group of 15 REITs.

        We reviewed all of the elements of Mr. Simon's compensation for 2005, including base salary, bonus opportunities, and realized gains and accumulated unrealized values on stock-based awards. Based on that review, we agreed to Mr. Simon's request that he not receive a cash bonus, and determined that his compensation, in the aggregate, was reasonable.

2005 Executive Officer Compensation

        The Company compensates executive officers through four principal elements, the third and fourth of which are intended to link additional compensation directly to Company stock performance.

  •
  Base Pay. In 2005, we determined the base salaries of the CEO and the President and Chief Operating Officer after considering, among other things, comparative information provided by our consultant. In setting the base salaries of the other Named Executives, we also took into account the recommendations of the Chief Executive

    Officer. We determined that no adjustments to executive base salaries were necessary.

  •
  Bonus Arrangement. Executive officers have opportunities to participate in a cash incentive pool that is tied to performance of the Company, the participant's business unit and the individual participant. Bonuses of $4,805,854 were paid in 2006 to 8 of the 9 eligible executive officers with respect to 2005 performance. Melvin Simon and Herbert Simon are not eligible to receive bonuses. See "EXECUTIVE COMPENSATION—Incentive Bonus Program."

  •
  2005 Stock Incentive Program. Under the 2005 stock incentive program, we allocated an aggregate of 112,500 restricted shares to 8 eligible executive officers for 2005. All of these restricted shares were deemed earned and awarded as of February 21, 2006 because the specified annual target and "stretch" goals that we had previously set were met. The awards were based on the following performance measures:

  •
  35% for achieving the targeted goal for Funds From Operations per share;

  •
  25% for achieving the stretch goal for Funds From Operations per share;

  •
  25% because the performance of the Company's Common exceeded the performance of the Morgan Stanley REIT Index (RMS); and

  •
  15% because the performance of the Company's Common exceeded the performance of the S&P 500 Index.

  •
  Once earned and awarded, the restricted shares are subject to further vesting requirements. Melvin Simon and Herbert Simon were not eligible to receive restricted shares under the 2005 stock incentive program. See "EXECUTIVE COMPENSATION-Stock Incentive Plan."

  •
  Stock Incentive Plan. At December 31, 2005, 5 eligible executive officers held vested options to acquire an aggregate of 525,000 shares that were previously granted under the 1998 Plan in 2001 or earlier. Melvin Simon and Herbert Simon are not eligible to receive option grants.

        We believe that each element of the Company's executive compensation program assists the Company in attracting and retaining results-oriented individuals and motivating them to achieve levels of performance which are consistent with the performance goals of the Company and its stockholders.

Executive Equity Ownership Guidelines

        The Company believes that the financial interests of its executives should be aligned with those of its stockholders. Accordingly, the Board of Directors has established equity ownership guidelines for certain key executives, including the Named Executives. The current ownership guidelines are as follows:

Position	Value as a Multiple of Base Salary
Chief Executive Officer	4.0
President and/or Chief Operating Officer	3.0
Executive Vice Presidents who are heads of significant disciplines within the Company	2.0
Chief Financial Officer	2.0
General Counsel/Secretary	2.0
Treasurer	2.0

        In addition, these executive officers are required to retain ownership of a sufficient number of shares received from restricted stock awards under the 1998 Plan which represents at least 50% of the after-tax value of such award or 25% of the pre-tax value of such award until such executive retires, dies, becomes disabled or is no longer employed by the Company.

        Ownership of any class of equity securities of the Company or the Operating Partnership counts toward fulfillment of these guidelines, including securities held directly, securities held indirectly by or for the benefit of immediate family members, shares of restricted stock that have been earned and awarded, even if not vested, and shares held following the exercise of stock options. Unexercised stock options do not count toward these goals. Each of the Named Executives meets or exceeds these guidelines.

Compliance with Section 162(m) of the Internal Revenue Code

        Section 162(m) of the Code disallows a federal income tax deduction to publicly held companies for certain compensation paid to its named executive officers to the extent the compensation exceeds $1 million per executive officer covered by Section 162(m) in any fiscal year. The limitation applies only to compensation that is not considered "performance-based" as defined in Section 162(m) rules. Historically, compensation paid to the Named Executives has not been subject to any Section 162(m) limitations on deductibility.

        In designing the Company's compensation programs and practices, we will carefully consider the effect of Section 162(m) together with other factors relevant to the Company's business needs. To the extent that compensation is required to and does not qualify for deduction under Section 162(m), a larger portion of stockholder distributions may be subject to federal income tax as ordinary income rather than return of capital, and any such compensation allocated to the Company's taxable REIT subsidiaries whose income is subject to federal income tax would result in an increase in income taxes due to the inability to deduct such compensation.

        In 2005, the only impact of 162(m) was to make that portion of Mr. Sokolov's base salary and bonus in excess of $1 million non-deductible.

        We intend to engage our consultant to develop a cash bonus plan for certain executive officers with appropriate performance criteria so that bonuses paid to such executive officers will qualify for deduction under 162(m). We will also to take any other actions, to the extent we believe desirable, to preserve the deductibility of future compensation. However, we have not adopted a policy that all compensation paid must be tax-deductible and qualified under Section 162(m).

        The Compensation Committee:

        Melvyn E. Bergstein, Chairman
        Linda Walker Bynoe
        Karen N. Horn, Ph.D.
        Reuben S. Leibowitz
        Fredrick W. Petri

PERFORMANCE GRAPH—TOTAL RETURN

        The following line graph compares the percentage change in the cumulative total shareholder return on our Common shares from December 31, 2000 through December 31, 2005 as compared to the cumulative total return of the S&P 500 Index and the NAREIT Equity REIT Index for the period December 31, 2000 through December 31, 2005. The graph assumes an investment of $100 on December 31, 2000, a reinvestment of dividends and actual increase in the market value of the Common shares relative to an initial investment of $100. The comparisons in this table are required by the SEC and are not intended to forecast or be indicative of possible future performance of the Common shares.

EQUITY COMPENSATION PLAN INFORMATION

        The following table gives information about the Common that may be issued upon the exercise of options, warrants and rights under our existing equity compensation plans as of December 31, 2005.

Plan Category	A Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)		B Weighted-average exercise price of outstanding options, warrants and rights ($)	C Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (A)) (#)
Equity compensation plans approved by security holders (1)	1,565,422	(2)	$30.33	4,682,305	(3)
Equity compensation plans not approved by security holders	—		—	—
Total	1,565,422		$30.33	4,682,305

(1)
Consists of the 1998 Plan.

(2)
Includes 250,956 shares covered by awards assumed in connection with our merger with Corporate Property Investors, Inc. in 1998. The weighted-average exercise price of such awards as of December 31, 2005 was $26.08. Also includes 128,249 shares covered by awards assumed in connection with our acquisition of Chelsea Property Group in 2004. The weighted-average exercise price of such awards as of December 31, 2005 was $48.68.

(3)
The 1998 Plan provides for the grant of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock and performance units. The maximum number of shares available for awards under the 1998 Plan is 11,300,000.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        No member of the Compensation Committee during 2005 was an officer, employee or former officer of the Company or any of its subsidiaries or had any relationship requiring disclosure herein pursuant to SEC regulations. No executive officer of the Company served as a member of a compensation committee or a director of another entity under circumstances requiring disclosure herein pursuant to SEC regulations.

CERTAIN TRANSACTIONS

Transactions with the Simons

        In 1993, we entered into noncompetition agreements with Melvin Simon, Herbert Simon and David Simon (collectively, the "Simons"), all of whom are our executive officers. Pursuant to such agreements and except as set forth below, Melvin Simon and Herbert Simon are prohibited from engaging in the shopping center business in North America other than through the Company or as passive investors until the date that they are no longer our directors or officers, and David Simon is prohibited from engaging in the shopping center business in North America other than through the Company and, with certain exceptions, for two years thereafter if he resigns or is terminated for cause. These restrictions will not prohibit Melvin Simon, Herbert Simon or David Simon from owning an interest in the properties in which the Simons previously owned an interest that were not contributed to our predecessor in 1993 (the "Excluded Properties"). It is anticipated that such commitments will not, in the aggregate, involve a material amount of time, but no assurance can be given in this regard. In addition, Melvin Simon and Herbert Simon may pursue other investment activities in which they are currently engaged.

        The Simons continue to own, in whole or in part, the Excluded Properties. M.S. Management Associates, Inc. (the "Management Company") has entered into management agreements with the partnerships that hold the Excluded Properties, some of which agreements were not negotiated on an arms-length basis. Management believes, however, that the terms of such management agreements are fair to the Company.

        Companies owned by MSA and David Simon, respectively, are reimbursed by the Company for business use of aircraft owned and operated by such entities. In addition, the Company provides MSA with office space and other support services in exchange for MSA's payment to the Company for the cost of those services. In 2005, MSA paid the Company $750,000 as MSA's share of the cost of services provided by the Company which includes a credit for the cost of the Company's use of aircraft owned by MSA's subsidiaries during the same period. David Simon's company was reimbursed $373,160 for Company business use of that aircraft in 2005. The Company's reimbursement for aircraft use is based upon a below market hourly cost of operating each of the aircraft in question and the verified number of hours of Company use, plus reimbursement for certain out-of-pocket expenses. These payments and reimbursements were reviewed and approved by the Audit Committee.

        During January 2006, we resolved certain aspects of the litigation commenced by Triple Five of Minnesota, Inc. ("Triple Five") against, among others, the Simons and entities controlled by them and Simon Property Group L.P. Pursuant to the original court order, in August 2004 Triple Five purchased from us one-half of the partnership interest in Mall of America that we had purchased in October 1999 from a third party. On appeal, the appellate court required that this partnership interest whichTriple Five acquired from us must instead be offered, for the same price, to Mall of America Associates, a general partnership in which Triple Five and an entity affiliated with the Simon family are 50/50 partners ("MOAA"). On January 18, 2006, Triple Five transferred to MOAA the partnership interest it acquired from us in August 2004, for a purchase price of approximately $23.1 million. The purchase price was financed with a new credit facility secured by distributions payable to MOAA's partners. In connection with the resolution of this matter, the Simon family transferred, under certain circumstances, the right to receive cash flow distributions and capital transaction proceeds attributable to one-half of the partnership interest that MOAA acquired from Triple Five, subject to the new credit facility, to Simon Property Group, L.P.

The Simon family did not transfer its partnership interest in MOAA to Simon Property Group, L.P., and the Simon family retains the right to make all decisions regarding that partnership interest. This transaction was approved by our Independent Directors (as defined below).

        Our Charter requires that at least a majority of our directors be neither employees of the Company nor members or affiliates of members of the Simon family (including Melvin Simon, Herbert Simon, David Simon, members of the immediate family of any of the foregoing, other lineal descendants of any of the foregoing, estates of any of the foregoing, trusts established for the benefit of any of the foregoing or entities controlled by any of the foregoing) or the DeBartolo family (including the Estate of Edward J. DeBartolo, Sr., Edward J. DeBartolo, Jr., Marie Denise DeBartolo York, members of the immediate family of any of the foregoing, estates of any of the foregoing, trusts established for the benefit of any of the foregoing or entities controlled by any of the foregoing) ("Independent Directors"). Our Charter further requires that transactions involving the Company, individually or in its capacity as general partner of the Operating Partnership, in which any member or affiliate of any member of the Simon family or the DeBartolo family has an interest must, in addition to any other vote that may be required, be approved in advance by a majority of the Independent Directors.

Other Transactions

        Some of the limited partners of the Operating Partnership guarantee a portion of the mortgage debt obligations on certain properties through foreclosure guarantees. In each case, the loans were made by unrelated third party institutional lenders and the guarantees are for the benefit of each lender. In the event of foreclosure of the mortgaged property, the proceeds from the sale of the property are first applied against the amount of the guarantee and also reduce the amount payable under the guarantee. To the extent the sale proceeds from the disposal of the property do not cover the amount of the guarantee, then the limited partner is liable to pay the difference between the sale proceeds and the amount of the guarantee so that the entire amount guaranteed to the lender is satisfied. The debt is non-recourse to the Operating Partnership and its affiliates. The following directors, executive officers and beneficial owners of more than 5% of any class of our voting securities have guaranteed the indicated amounts: Edward J. DeBartolo, Jr., NID Corporation, directly or indirectly, members of the DeBartolo family, trusts established for the benefit of members of the DeBartolo family or entities in which the foregoing persons hold interests—$123,539,163; M. Denise DeBartolo York—$12,000,000; and MSA, wholly owned subsidiaries of MSA, Melvin Simon, Herbert Simon, David Simon and members of the Simon family—$163,150,613.

        Birch Bayh is a partner in the law firm of Venerable LLP which provided legal services to the Company during 2005. We expect to engage Venerable LLP to provide services in 2006. The payments we have made and expect to make to this firm have not and are not expected to affect Mr. Bayh's status as "independent" as defined in our Governance Principles and the listing standards of the New York Stock Exchange.

ANNUAL REPORT

        Our Annual Report for the year ended December 31, 2005, including financial statements audited by Ernst & Young LLP, independent registered public accounting firm, and their report thereon, is being mailed with this Proxy Statement. In addition, a copy of our Annual Report on Form 10-K for the year ended December 31, 2005, will be sent to any stockholder, without charge (except for exhibits, if requested, for which a reasonable fee will be charged), upon written request to Shelly J. Doran, Vice President of Investor Relations, Simon Property Group, Inc., P.O. Box 7033, Indianapolis, Indiana 46207. Our Form 10-K is also available and may be accessed free of charge through the About Simon/Investor Relations/Other Financial Reports section of our internet website, www.simon.com.

STOCKHOLDER PROPOSALS AT
2007 ANNUAL MEETING

        The date by which we must receive stockholder proposals for inclusion in the proxy materials relating to the 2007 annual meeting of stockholders, or for presentation at such meeting, is December 4, 2006. In the event that the 2007 annual meeting of stockholders is called for a date that is not within 30 days before or after May 11, 2007, in order to be timely, we must receive notice by the stockholder not later than the close of business on the later of 120 calendar days in advance of the 2007 annual meeting of stockholders or ten calendar days following the date on which public announcement of the date of the meeting is first made. Stockholder proposals must comply with all of the applicable requirements set forth in the rules and regulations of the SEC, including Rule 14a-8, as well as the advance notification requirements set forth in our By-Laws. A copy of the advance notification requirements may be obtained from James M. Barkley, General Counsel and Secretary, Simon Property Group, Inc., 115 West Washington Street, Indianapolis, Indiana 46204.

Appendix A

SIMON PROPERTY GROUP, INC.

CATEGORICAL STANDARDS OF DIRECTOR INDEPENDENCE

        At least a majority of the Board of Directors shall be independent at all times, although it is the Board's goal that at least two-thirds of the Directors will be independent under the rules established by the New York Stock Exchange ("NYSE"). The NYSE rules define Director independence as requiring a board determination that a Director does not have any direct or indirect material relationship with the Company. In accordance with the NYSE rules, the Board has established the following guidelines to assist it in determining Director independence:

  i.
  A Director will not be independent unless the Board affirmatively determines that the Director has no material relationship with the Company.

  ii.
  A Director will not be independent if, within the preceding three years: (i) the Director was employed by the Company; (ii) an immediate family member of the Director was employed by the Company as an officer; (iii) the Director was (but is no longer) a partner or employee of the Company's internal or external auditor and personally worked on the Company's audit within that time or is a current partner or employee of such firm; (iv) an immediate family member of the Director was (but is no longer) a partner or employee of the Company's internal or external auditor and personally worked on the Company's audit within that time or is a current employee of such firm and participates in the firm's audit, assurance or tax compliance practice or is a current partner of the firm; (v) a Company Executive Officer was on the board of directors of a company which employed the Director, or which employed an immediate family member of the Director as an officer, (vi) the Director or a member of his or her immediate family received $100,000 or more during any twelve-month period in direct compensation from the Company (other than Director and Committee fees and deferred compensation for prior service which is not contingent on continued service), or (vii) a company made payments to or received payments from the Company for property or services in an amount which, in any single fiscal year, exceeded the greater of $1.0 million or two percent (2%) of such other company's consolidated gross revenues, and such company currently employs the Director or currently employs an immediate family member of the Director as an executive officer.

  iii.
  The following commercial or charitable relationships will not be considered to be material relationships that would impair a Director's independence: (i) if a Company Director is an executive officer of another company which is indebted to the Company, or to which the Company is indebted, and the total amount of either company's indebtedness to the other is less than one percent (1%) of the total consolidated assets of the company he or she serves as an executive officer; or (ii) if a Company Director serves as an officer, director or trustee of a charitable organization, and the Company's discretionary charitable contributions to the organization are less than five percent (5%) of that organization's total annual charitable receipts.

  iv.
  The Board will annually review all commercial and charitable relationships between the Company and the Directors.

  v.
  For relationships not covered by the guidelines in subsections (ii) and (iii) above, the determination of whether the relationship is material or not, and therefore whether the Director would be independent or not, shall be made by the Directors who satisfy the independence guidelines set forth in subsections (ii) and (iii) above.

A-1

  vi.
  The Company shall explain in its next proxy statement the basis for any Board determination of independence for a Director who does not meet the categorical standards set forth in subsections (ii) and (iii) above.

  vii.
  Directors who serve on the Company's Audit Committee shall meet the heightened requirements for independence required by the NYSE and applicable securities laws.

  viii.
  The Company will not make loans or extend credit to Directors or Company officers.

A-2

Appendix B

SIMON PROPERTY GROUP, L.P.

1998 STOCK INCENTIVE PLAN

(As Proposed to Be Amended May 11, 2006)

SIMON PROPERTY GROUP, L.P.
1998 STOCK INCENTIVE PLAN

(As Proposed to Be Amended May 11, 2006)

ii

SIMON PROPERTY GROUP, L.P.
1998 STOCK INCENTIVE PLAN
(As Proposed to Be Amended May 11, 2006)

ARTICLE 1

GENERAL

  1.1
  Purpose.

        The purpose of this 1998 Stock Incentive Plan (the "Plan") is to provide for certain key personnel (as defined in Section 1.3) of Simon Property Group, L.P. (the "Partnership") and certain of its Affiliates (as defined in Section 1.6) an equity-based incentive to maintain and enhance the performance and profitability of the Partnership and Simon Property Group, Inc. (the "Company"). It is intended that awards granted under this Plan may provide performance-based compensation within the meaning of section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), to the extent applicable.

  1.2
  Administration.

  (a)
  The Plan shall be administered by a committee (the "Committee") appointed by the Partnership, by action of its General Partner(s), which Committee shall consist of two or more directors of the Company. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by all members of the Committee without a meeting, shall be acts of the Committee. The members of the Committee shall be appointed by and may be changed at any time and from time to time in the discretion of, the Partnership, by action of its General Partner(s).

  (b)
  The Committee shall have the authority (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and any Plan agreements executed pursuant to the Plan, (iii) to prescribe, amend and rescind rules relating to the Plan, (iv) to make any determination necessary or advisable in administering the Plan, and (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan.

  (c)
  The determination of the Committee on all matters relating to the Plan or any Plan agreement shall be conclusive.

  (d)
  No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award hereunder.

  (e)
  Notwithstanding anything to the contrary contained herein: (i) until the Partnership shall appoint the members of the Committee, the Plan shall be administered by the General Partner(s), and (ii) the General Partner(s) may, in their sole discretion, at any time and from time to time, resolve to administer the Plan. In either of the foregoing events, the term Committee as used herein shall be deemed to mean the General Partner(s).

  1.3
  Persons Eligible for Awards.

        Awards under Articles 2 and 3 of the Plan may be made to such officers, employee-directors, Eligible Directors, executive, managerial, professional or other employees, advisors and consultants ("key personnel") of the Partnership or its Affiliates, other than Melvin Simon and Herbert Simon, as the Committee shall from time to time in its sole discretion select. Eligible Directors shall also receive awards as provided in Article 4 of the Plan.

  1.4
  Types of Awards Under Plan.

  (a)
  Awards may be made under the Plan in the form of (i) stock options ("options"), (ii) stock appreciation rights related to an option ("related stock appreciation rights"), (iii) stock appreciation rights not related to any option ("unrelated stock appreciation rights"), (iv) restricted stock awards and (v) performance units, all as more fully set forth in Articles 2, 3 and 4.

  (b)
  Options granted under the Plan may be either (i) "nonqualified" stock options subject to the provisions of section 83 of the Code or (ii) options intended to qualify for incentive stock option treatment described in Code section 422.

  (c)
  All options when granted are intended to be nonqualified stock options, unless the applicable Plan agreement explicitly states that the option is intended to be an incentive stock option. If an option is intended to be an incentive stock option, and if for any reason such option (or any portion thereof) shall not qualify as an incentive stock option, then, to the extent of such nonqualification, such option (or portion) shall be regarded as a nonqualified stock option appropriately granted under the Plan provided that such option (or portion) otherwise meets the Plan's requirements relating to nonqualified stock options.

  (d)
  In the event the Company or an Affiliate consummates a transaction described in Code section 424(a), persons who become key personnel or directors on account of such transaction may be granted options in substitution or as a replacement for options granted by the former employer. The Committee, in its sole discretion and consistent with Code section 424(a), shall determine the exercise price of the substitute options.

  1.5
  Shares Available for Awards.

  (a)
  Subject to Section 5.6 (relating to adjustments upon changes in capitalization), the aggregate number of shares of Common Stock (as defined in Section 1.6) which may be delivered under the Plan pursuant to awards hereunder shall not exceed 11,300,000 shares. The number of unrestricted shares acquired pursuant to the exercise of any related stock appreciation right pursuant to the Plan shall be deemed to be equal to the number of shares surrendered, or as to which the grantee's right to purchase, acquire or receive is surrendered, in connection with such exercise, and, to the extent that any payment to a grantee upon exercise of any stock appreciation right is made in the form of restricted shares, the portion of the shares surrendered, or as to which such grantee's right to purchase, acquire or receive is surrendered, which is related to payment in the form of restricted shares shall not be deemed to be unrestricted shares acquired pursuant to the Plan until such restricted shares become unrestricted. Upon unconditional vesting of the right of any grantee to payment pursuant to any performance unit in cash or any other form (other than restricted or unrestricted shares), a number of unrestricted shares, equal to the portion of the shares subject to such performance unit to which such payment relates, shall be deemed to be delivered pursuant to the Plan in connection therewith. The number of shares delivered in full or partial payment of any option exercise price under the Plan shall be deducted from the number of shares delivered to the grantee pursuant to such option for purposes of determining the number of unrestricted shares delivered pursuant to the Plan. Without limiting the generality of the foregoing, shares of Common Stock covered by awards granted under the Plan which expire or terminate for any reason (other than an option or part thereof which is canceled by the Committee and for which cash is paid in respect thereof pursuant to Section 2.5(f)) shall again become available for award under the Plan.

  (b)
  Shares of Common Stock that shall be subject to issuance pursuant to the Plan shall be authorized and unissued or treasury shares of Common Stock.

  (c)
  Without limiting the generality of the foregoing, the Committee may, with the grantee's consent, cancel any award under the Plan and issue a new award in substitution therefor upon such terms as the Committee may in its sole discretion determine, provided that the substituted award shall satisfy all applicable Plan requirements as of the date such new award is made.

  1.6
  Definitions of Certain Terms.

  (a)
  The term "Affiliate" as used herein means any person or entity which, at the time of reference, directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Partnership, as determined by the Committee in its sole discretion; provided, however, that the Company and Affiliates of the Company shall be considered Affiliates of the Partnership.

  (b)
  The term "Common Stock" as used herein means the shares of common stock, par value $0.0001 per share, of Simon Property Group, Inc., as constituted on the effective date of the Plan, all rights which trade with such shares of common stock, and any other shares into which such common stock shall thereafter be changed by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like.

  (c)
  The term "Eligible Director" means a director of the Company who is not an employee of the Partnership or any of its Affiliates.

  (d)
  Except as provided in Article 4 or otherwise determined by the Committee in its sole discretion, the "fair market value" as of any date and in respect of any share of Common Stock shall be the mean between the high and low sales prices of a share of Common Stock as reported on the New York Stock Exchange if shares of Common Stock are then trading upon such exchange, or if not, then such average on such other stock exchange on which shares of the Common Stock are principally trading, on such date. In no event shall the fair market value of any share be less than its par value.

  (e)
  The term "Performance Cycle" means the period of time established by the Committee within which Performance Goals are required to be attained or satisfied.

  (f)
  The term "Performance Goals" means the performance goals established by the Committee with respect to the Company, the Partnership or any Affiliates, in the Committee's sole discretion, in writing, based on any one or any combination of the following business criteria: (a) earnings per share; (b) return on equity; (c) return on assets; (d) market value per share; (e) funds from operations; (f) return to stockholders (including dividends); (g) revenues; (h) market share; (i) cash flow; and (j) cost reduction goals. Awards shall be delivered only after it is certified, in writing, by the Committee that the Performance Goals as established by the Committee have been attained or otherwise satisfied within the Performance Cycle.

  1.7
  Agreements Evidencing Awards

  (a)
  Options, stock appreciation rights and restricted stock awards granted under the Plan shall be evidenced by written agreements. Other awards granted under the Plan shall be evidenced by written agreements to the extent the Committee may in its sole discretion deem necessary or desirable. Any such written agreements shall (i) contain such provisions not inconsistent with the terms of the Plan as the Committee may in its sole discretion deem necessary or desirable and (ii) be referred to herein as "Plan agreements."

  (b)
  Each Plan agreement shall set forth the number of shares of Common Stock subject to the award granted thereby.

  (c)
  Each Plan agreement with respect to the granting of a related stock appreciation right shall set forth the number of shares of Common Stock subject to the related option which shall also be subject to the related stock appreciation right granted thereby.

  (d)
  Each Plan agreement with respect to the granting of an option shall set forth the amount (the "option exercise price") payable by the grantee in connection with the exercise of the option evidenced thereby. The option exercise price per share shall not be less than the fair market value of a share of Common Stock on the date the option is granted.

  (e)
  Each Plan agreement with respect to a stock appreciation right shall set forth the amount (the "appreciation base") over which appreciation will be measured upon exercise of the stock appreciation right evidenced thereby. The appreciation base per share of Common Stock subject to a stock appreciation right shall not be less than (i) in the case of an unrelated stock appreciation right, the fair market value of a share of Common Stock on the date the stock appreciation right is granted, or (ii) in the case of a related stock appreciation right, the option exercise price per share of Common Stock subject to the related option.

ARTICLE 2

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

  2.1
  Grants of Stock Options.

        The Committee may grant options to purchase shares of Common Stock in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine, subject to the terms of the Plan; provided, however, that the maximum number of shares subject to all awards granted to any Plan participant pursuant to the Plan shall not exceed 600,000 in any calendar year.

  2.2
  Grant of Reload Options.

        The Committee may, subject to Sections 1.5 and 2.1, grant a Reload Option to any grantee holding an unexercised option. For purposes of the Plan. a "Reload Option" shall mean an option to purchase a number of shares of Common Stock granted in connection with the exercise of the grantee's option (the "Exercised Options") upon the payment of the option exercise price for such Exercised Option with shares of Common Stock that have a fair market value equal to not less than 100% of the option exercise price for such Exercised Option. The Reload Option with respect to an Exercised Option shall be for a number of shares of Common Stock equal to the number of shares of Common Stock tendered to exercise the Exercised Option plus, if so provided by the Committee, the number of shares of Common Stock, if any, retained by the Partnership in connection with the exercise of the Exercised Option to satisfy any federal, state, or local tax withholding requirements. Reload options shall be subject to the following terms and conditions:

    (i)
    the grant date for each Reload Option shall be the date of exercise of the Exercised Option to which it relates;

    (ii)
    the Reload Option may be exercised at any time during the unexpired term of the original Exercised Option to which it relates (subject to earlier termination thereof as provided in the Plan and in the applicable Plan agreement); and

    (iii)
    the terms of the Reload Option shall be the same as the terms of the Exercised Option to which it relates, except that (1) the option exercise price shall be the fair market value of the Common Stock on the grant date of the Reload Option and (2) no Reload Option may be exercised within one year from the date on which such Reload Option was granted.

  2.3
  Grant of Stock Appreciation Rights.

  (a)
  Related Stock Appreciation Rights. The Committee may grant a related stock appreciation right in connection with all or any part of an option granted under the Plan, either at the time the related option is granted or any time thereafter prior to the exercise, termination or cancellation of such option, and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine, subject to the terms of the Plan. The grantee of a related stock appreciation right shall, subject to the terms of the Plan and the applicable Plan agreement, have the right to surrender to the Partnership for cancellation all or a portion of the related option granted under the

    Plan, but only to the extent that such option is then exercisable, and to be paid therefor an amount equal to the excess (if any) of (i) the aggregate fair market value of the shares of Common Stock subject to such option or portion thereof (determined as of the date of exercise of such stock appreciation right), over (ii) the aggregate appreciation base (determined pursuant to Section 1.7(e)) of the shares of Common Stock subject to such stock appreciation right or portion thereof.

  (b)
  Unrelated Stock Appreciation Rights. The Committee may grant an unrelated stock appreciation right in such amount and subject to such terms and conditions, as the Committee shall from time to time in its sole discretion determine, subject to the terms of the Plan. The grantee of an unrelated stock appreciation right shall, subject to the terms of the Plan and the applicable Plan agreement, have the right to surrender to the Partnership for cancellation all or a portion of such stock appreciation right, but only to the extent that such stock appreciation right is then exercisable, and to be paid therefor an amount equal to the excess (if any) of (i) the aggregate fair market value of the shares of Common Stock subject to such stock appreciation right or portion thereof (determined as of the date of exercise of such stock appreciation right), over (ii) the aggregate appreciation base (determined pursuant to Section 1.7(e)) of the shares of Common Stock subject to such stock appreciation right or portion thereof.

  (c)
  Payment. Unless the Plan agreement provides otherwise, payment due to the grantee upon exercise of a stock appreciation right shall be made in cash and/or in Common Stock (valued at the fair market value thereof as of the date of exercise) as determined by the Committee in its sole discretion.

  2.4
  Exercise of Related Stock Appreciation Right Reduces Shares Subject to Option.

        Upon any exercise of a related stock appreciation right or any portion thereof, the number of shares of Common Stock subject to the related option shall be reduced by the number of shares of Common Stock in respect of which such stock appreciation right shall have been exercised.

  2.5
  Exercisability of Options and Stock Appreciation Rights.

        Subject to the other provisions of the Plan:

  (a)
  Exercisability Determined by Plan Agreement. Each Plan agreement shall set forth the period during which and the conditions subject to which the option or stock appreciation right evidenced thereby shall be exercisable, as determined by the Committee in its sole discretion.

  (b)
  Default Provisions. Unless the applicable Plan agreement otherwise specifies:

  (i)
  no option or stock appreciation right shall be exercisable prior to the first anniversary of the date of grant;

  (ii)
  each option or stock appreciation right granted under the Plan shall become cumulatively exercisable with respect to 40% of the shares of Common Stock subject thereto, rounded down to the next lower full share, on the first anniversary of the date of grant, and with respect to an additional 30% of shares of Common Stock subject thereto, rounded down to the next lower full share, on the second anniversary of the date of the grant;

  (iii)
  each option or stock appreciation right shall become 100% exercisable on the third anniversary of the date of grant;

  (iv)
  except as provided in Section 2.7 each option or stock appreciation right shall remain 100% exercisable through the day prior to the tenth anniversary of the date of grant, after which such option or stock appreciation right shall terminate and cease to be exercisable; and

    (v)
    no option or stock appreciation right shall be exercisable to the extent that such exercise will cause the Partnership or Affiliate to pay any amount that would be nondeductible by the Partnership or such Affiliate by reason of Code section 162(m).

  (c)
  Exercise of Related Stock Appreciation Right. Unless the applicable Plan agreement otherwise provides, a related stock appreciation right shall be exercisable at any time during the period that the related option may be exercised.

  (d)
  Partial Exercise Permitted. Unless the applicable Plan agreement otherwise provides, an option or stock appreciation right granted under the Plan may be exercised from time to time as to all or part of the full number of shares as to which such option or stock appreciation right shall then be exercisable. No option shall be exercised with respect to less than 50 shares of Common Stock unless the option is being exercised with respect to the full number of shares issuable hereunder.

  (e)
  Notice of Exercise; Exercise Date.

  (i)
  An option or stock appreciation right shall be exercisable by the filing of a written notice of exercise with the Partnership, on such form and in such manner as the Committee shall in its sole discretion prescribe, and by payment in accordance with Section 2.6.

  (ii)
  Unless the applicable Plan agreement otherwise provides or the Committee in its sole discretion otherwise determines, the date of exercise of an unrelated stock appreciation right shall be the date the Partnership receives such written notice of exercise.

  (iii)
  For purposes of the Plan, the "option exercise date" shall be deemed to be the sixth business day immediately following the date written notice of exercise is received by the Partnership.

  (f)
  Cashout of Options. If and to the extent that the applicable Plan agreement so provides: At any time after receipt of written notice of exercise of an option and prior to the "option exercise date" (as defined in Section 2.5(e)), the Committee in its sole discretion may by written notice to the grantee, cancel the option or any part thereof if the Committee in its sole discretion determines that tax, legal or contractual restrictions or brokerage or other market considerations would make the acquisition of Common Stock, or the grantee's sale of Common Stock to the public markets illegal, impracticable or inadvisable. If the Committee cancels such option or any part thereof, the Partnership shall pay to the grantee, as soon as practicable thereafter, an amount equal in cash to the excess of (i) the aggregate fair market value of the shares of Common Stock subject to the option or part thereof canceled (determined as of the option exercise date), over (ii) the aggregate option exercise price of the shares of Common Stock subject to the option or part thereof canceled.

  2.6
  Payment of Option Price.

  (a)
  Tender Due Upon Notice of Exercise. Unless the applicable Plan agreement otherwise provides or the Committee in its sole discretion otherwise determines, (i) any written notice of exercise of an option shall be accompanied by payment of the full purchase price for the shares being purchased, and (ii) the grantee shall have no right to receive shares of Common Stock with respect to an option exercise prior to the option exercise date.

  (b)
  Manner of Payment. Payment of the option exercise price shall be made in any combination of the following:

  (i)
  by certified or official bank check payable to the Company (or the equivalent thereof acceptable to the Committee);

  (ii)
  with the consent of the Committee in its sole discretion, by personal check (subject to collection), which may in the Committee's sole discretion be deemed conditional;

    (iii)
    if and to the extent provided in the applicable Plan agreement, by delivery of previously acquired shares of Common Stock owned by the grantee for at least six months (or such other period as the Committee may prescribe) having a fair market value (determined as of the option exercise date) equal to the portion of the option exercise price being paid thereby, provided that the Committee may require the grantee to furnish an opinion of counsel acceptable to the Committee to the effect that such delivery would not result in the grantee incurring any liability under Section 16(b) of the Act and does not require any Consent (as defined in Section 5.3);

    (iv)
    with the consent of the committee in its sole discretion, by the promissory note and agreement of the grantee providing for payment with interest on the unpaid balance accruing at a rate not less than that needed to avoid the imputation of income under Code section 7872 and upon such terms and conditions (including the security, if any, therefor) as the Committee may determine in its sole discretion; provided, however, no grantee who is subject to Section 402 of the Sarbanes-Oxley Act of 2002 (the "S-O Act") may pay pursuant to this clause (iv); or

    (v)
    by any other means which the Committee, in its sole discretion, determines to be consistent with the purposes of the Plan.

  (c)
  Cashless Exercise. For any grantee who is not subject to Section 402 of the S-O Act, payment in accordance with clause (i) of Section 2.6(b) may be deemed to be satisfied, if and to the extent provided in the applicable Plan agreement, by delivery to the Company of an assignment of a sufficient amount of the proceeds from the sale of Common Stock acquired upon exercise to pay for all of the Common Stock acquired upon exercise and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be made at the grantee's direction at the time of exercise.

  (d)
  Issuance of Shares. As soon as practicable after receipt of full payment, the Company shall, subject to the provisions of Section 5.3, deliver to the grantee one or more certificates for the shares of Common Stock so purchased, which certificates may bear such legends as the Company may deem appropriate concerning restrictions on the disposition of the shares in accordance with applicable securities laws, rules and regulations or otherwise.

  2.7
  Termination of Service.

        For purposes of the Plan, "termination of service" means, in the case of an employee, the termination of the employment relationship between the employee and the Partnership and all Affiliates; and in the case of an individual who is not an employee, the termination of the service relationship between the individual and the Partnership and all Affiliates. Subject to the other provisions of the Plan and unless the applicable Plan agreement otherwise provides:

  (a)
  General Rule. All options and stock appreciation rights granted to a grantee shall terminate upon his termination of service for any reason (including death) except to the extent post-service exercise of the vested portion of an option or stock appreciation right is permitted in accordance with this Section 2.7. The "vested portion" of any option or stock appreciation right shall mean the portion thereof which is exercisable immediately prior to the grantee's termination of service for any reason.

  (b)
  Improper Activity. All options and stock appreciation rights granted to a grantee shall terminate and expire on the day of the grantee's termination of service for cause, whether or not the grantee is a party to a written service contract. For purposes of this Section 2.7, a grantee's service shall be deemed to be terminated for "cause" if he is discharged (i) on account of fraud, embezzlement or other unlawful or tortious conduct, whether or not involving or against the Partnership or any Affiliate, (ii) for violation of a policy of the Partnership or any Affiliate, (iii) for serious and willful acts of misconduct detrimental to the business or reputation of the Partnership or any Affiliate or (iv) for "cause" or any like term as defined in any written contract with the grantee.

  (c)
  Regular Termination; Leaves of Absence. If the grantee's service terminates for reasons other than as provided in subsection (b) or (d) of this Section 2.7, the portion of options and stock appreciation rights granted to such grantee which were exercisable immediately prior to such termination of service may be exercised until the earlier of (i) 30 days after his termination of service or (ii) the date on which such options and stock appreciation rights terminate or expire in accordance with the provisions of the Plan (other than this Section 2.7) and the Plan agreement; provided, that the Committee may in its sole discretion determine such other period for exercise in the case of an individual whose service terminates solely because the employer ceases to be an Affiliate or the grantee transfers employment with the Partnership's consent to a purchaser of a business disposed of by the Partnership. The Committee may in its sole discretion determine (i) whether any leave of absence (including short-term or long-term disability or medical leave) shall constitute a termination of service for purposes of the Plan, and (ii) the impact, if any, of any such leave on outstanding awards under the Plan.

  (d)
  Death; Disability; Retirement. If a grantee's service terminates by reason of death, disability, or retirement at or after age 65, the portion of options and stock appreciation rights granted to such grantee which were exercisable immediately prior to such termination of service may be exercised until the earlier of (i) one year after his termination of service in the case of death or disability or three years after his termination of service by reason of retirement, or (ii) the date on which such options and stock appreciation rights terminate or expire in accordance with the Plan agreement. For purposes of this Section 2.7, the term "disability" shall mean, with respect to any grantee, a "permanent and total disability" as defined in section 22(e)(3) of the Code.

  2.8
  Special ISO Requirements.

        In order for a grantee to receive special tax treatment with respect to stock acquired under an option intended to be an incentive stock option, the grantee of such option must be, at all times during the period beginning on the date of grant and ending on the day three months before the date of exercise of such option, an employee of the Company or any of the Company's parent or subsidiary corporations (within the meaning of Code section 424), or of a corporation or a parent or subsidiary corporation of such corporation issuing or assuming a stock option in a transaction to which Code section 424(a) applies. The aggregate fair market value, determined as of the date an option is granted, of the Common Stock for which any grantee may be awarded incentive stock options which are first exercisable by the grantee during any calendar year under the Plan (and any other stock option plan to be taken into account under Code section 422(d)) shall not exceed $100,000. If an option granted under the Plan is intended to be an incentive stock option, and if the grantee, at the time of grant, owns stock possessing 10% or more of the total combined voting power of all classes of stock of the grantee's employer corporation or of its parent or subsidiary corporation, then (i) the option exercise price per share shall in no event be less than 110% of the fair market value of the Common Stock on the date of such grant and (ii) such option shall not be exercisable after the expiration of five years after the date such option is granted.

ARTICLE 3

AWARDS OTHER THAN STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

  3.1
  Restricted Stock Awards.

  (a)
  Grant of Awards. The Committee may grant restricted stock awards, alone or in tandem with other awards, under the Plan in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine. The vesting of a restricted stock award granted under the Plan may be conditioned upon the completion of a specified period of service with the Partnership or any Affiliate, upon the attainment of specified Performance Goals within specified Performance Cycles, and/or upon such other criteria as the Committee may determine in its sole discretion.

  (b)
  Payment. Each Plan agreement with respect to a restricted stock award shall set forth the amount (if any) to be paid by the grantee with respect to such award. If a grantee makes any payment for a restricted stock award which does not vest, appropriate payment may be made to the grantee following the forfeiture of such award on such terms and conditions as the Committee may determine.

  (c)
  Forfeiture Upon Termination of Service. Unless the applicable Plan agreement otherwise provides or the Committee otherwise determines, (i) if a grantee's service terminates for any reason (other than death) before all of his restricted stock awards have vested, such unvested awards shall terminate and expire upon such termination of service, and (ii) in the event any condition to the vesting of restricted stock awards is not satisfied within the period of time permitted therefor, such restricted shares shall be returned to the Partnership. If a grantee's service terminates by reason of death, any unvested portion of a restricted stock award which has been earned as a result of the attainment of applicable Performance Goals shall be fully vested as of the awardee's date of death.

  (d)
  Issuance of Shares. The Committee may provide that one or more certificates representing restricted stock awards shall be registered in the grantee's name and bear an appropriate legend specifying that such shares are not transferable and are subject to the terms and conditions of the Plan and the applicable Plan agreement, or that such certificate or certificates shall be held in escrow by the Partnership on behalf of the grantee until such shares vest or are forfeited, all on such terms and conditions as the Committee may determine. Unless the applicable Plan agreement otherwise provides, no share of restricted stock may be assigned, transferred, otherwise encumbered or disposed of by the grantee until such share has vested in accordance with the terms of such award. Subject to the provisions of Section 5.4, as soon as practicable after any restricted stock award shall vest, the Partnership shall issue or reissue to the grantee (or to his designated beneficiary in the event of the grantee's death) one or more certificates for the Common Stock represented by such restricted stock award without such restricted legend.

  (e)
  Grantees' Rights Regarding Restricted Stock. Unless the applicable Plan agreement otherwise provides, (i) a grantee may vote and receive dividends on restricted stock awarded under the Plan, and (ii) any stock received as a dividend on, or in connection with a stock split of, a restricted stock award shall be subject to the same restrictions as such restricted stock.

  3.2
  Common Stock Awards.

        The Committee may issue awards under the Plan, payable in Common Stock, including, but not limited to awards of Common Stock equal to dividends declared on Common Stock, alone or in tandem with other awards, in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine. Such Common Stock awards under the Plan shall relate to a specified maximum number of shares granted as, or in payment of, a bonus, or to provide incentives or recognize special achievements or contributions.

  3.3
  Performance Units.

  (a)
  Grant of Units. The Committee may grant performance units under the Plan to acquire shares of Common Stock in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine, subject to the terms of the Plan.

  (b)
  Performance Units. Each performance unit under the Plan shall relate to a specified maximum number of shares, and shall be exchangeable for all or a portion of such shares, or cash (or such other form of consideration as may be determined by the Committee in its sole discretion equivalent in value thereto) in up to an amount equal to the fair market value of an equal number of unrestricted shares, at the end of a specified Performance Cycle as may be established by the Committee. The number of such shares which may be deliverable pursuant to such performance unit shall be based upon the degree of attainment of Performance Goals over a Performance Cycle as may be established by the Committee. The Committee may provide for full or partial credit, prior to completion of such Performance Cycle or achievement of the degree of attainment of the Performance Goals specified in connection with such performance unit, in the event of the participant's death, normal retirement, early retirement, or total or permanent disability, or in such other circumstances as the Committee may determine in its sole discretion to be fair and equitable to the participant or in the interest of the Partnership and its Affiliates.

ARTICLE 4

GRANTS OF RESTRICTED STOCK TO ELIGIBLE DIRECTORS

  4.1
  Grants to Eligible Directors.

        Effective May 11, 2006, each Eligible Director of the Company shall be granted restricted stock awards in accordance with this Article 4.

  4.2
  Amount of Awards.

        Each person who serves as an Eligible Director shall receive the following awards of restricted stock:

  (a)
  Initial Election. Each Eligible Director who is elected or appointed a director of the Company and who has not previously served as a director of the Company or its predecessors, shall be granted a restricted stock award on the first day of the first calendar month following the month in which such person first become an Eligible Director for that number of shares of stock having a value on such date of grant equal to $82,500.

  (b)
  Reelection. As of the date of each annual meeting of the Company's stockholders (the "Annual Meeting"), each Eligible Director shall be granted a restricted stock award for that number of shares of stock having a value on such date of grant equal to $82,500 (the "Subsequent Awards"); provided, however, that if a person is elected, appointed or otherwise becomes an Eligible Director during a period 60 days prior to the Annual Meeting in any year, then such Eligible Director will receive no Subsequent Awards, and provided, further, that each Eligible Director receiving Subsequent Awards must continue to serve as a director of the Company after such Annual Meeting.

  (c)
  Committee Chairs. Each Eligible Director who is serving as the chairperson of the Audit Committee of the Board of Directors as of the date of the Annual Meeting shall be granted a restricted stock award for that number of shares of stock having a value on such date of grant equal to $10,000. Each Eligible Director who is serving as the chairperson of any other standing committee of the Board of Directors as of the date of the Annual Meeting shall be granted a restricted stock award for that number of shares of stock having a value on such date of grant equal to $7,500.

  (d)
  Lead Director. The Eligible Director who is serving as the Lead Director of the Board of Directors as of the date of the Annual Meeting shall be granted a restricted stock award for that number of shares of stock having a value on such date of grant equal to $12,500.

  (e)
  Valuation. The number of shares of stock included in any award of restricted stock under this Article 4 shall be determined by dividing the cash value of such award by a number representing the 20 trading day average per share closing price of the Common Stock ending on the trading day immediately preceding the date of any such award.

  4.3
  Terms of Restricted Stock Awards.

  (a)
  Vesting. Each award of restricted stock under this Article 4 shall fully vest on the first anniversary of the date of grant of such award. Except as provided in the following sentence or Section 4.4, if an Eligible Director's service as a director terminates before all of his or her restricted stock awards have vested, any unvested portion of an award shall terminate and expire upon such termination of service. If an Eligible Director's service terminates by reason of death or disability or after an Eligible Director has served a minimum of five annual terms as director of the Company, its predecessors or successors, any unvested portion of a restricted stock award may, upon determination of the Committee or the Board of Directors of the Company, become fully vested.

  (b)
  Grantee's Rights. A grantee may vote and receive dividends on the restricted stock awards granted hereunder. Any stock or other property paid as a dividend on, or in connection with a stock split of, a restricted stock award, shall be subject to the same restrictions that apply to such restricted stock award.

  (c)
  Issuance of Shares. One or more certificates representing restricted stock awards shall be registered in the Eligible Director's name and bear an appropriate legend specifying that such shares are not transferable and are subject to the terms and conditions of the Plan. No shares of restricted stock may be assigned, transferred, otherwise encumbered or disposed of by the grantee until such award has vested and only after the underlying shares of Common Stock have been delivered pursuant to Section 4.5 hereof.

  4.4
  Change of Control.

        In the event of a Change of Control prior to the date a restricted stock award granted under this Article 4 fully vests, all shares of restricted stock not previously vested shall become immediately vested and deferred pursuant to Section 4.5. For this purpose, a "Change of Control" shall mean (i) a merger or consolidation of the Company with another corporation, whether or not the Company is the surviving corporation, where there is a change in the rights, preferences or control of outstanding shares of Common Stock by reason of such merger or consolidation, (ii) an acquisition of all or substantially all of the assets of the Company by another person, or (iii) a reorganization or liquidation of the Company.

  4.5
  Deferred Delivery; Reinvestment of Dividends.

        Upon vesting, the delivery of the shares of Common Stock underlying any restricted stock awards shall be deferred in accordance with the terms of the Director Deferred Compensation Plan until an Eligible Director's service as a director of the Company terminates. During the deferral period, all cash dividends payable with respect to such shares of Common Stock shall be reinvested in shares of Common Stock pursuant to terms of the Company's Dividend Reinvestment Plan and delivery of any such shares shall also be deferred pursuant to the Director Deferred Compensation Plan.

ARTICLE 5

MISCELLANEOUS

  5.1
  Amendment of the Plan; Modification of Awards.

  (a)
  Plan Amendments. The Partnership, by action of its General Partner(s), may, without approval of other partners in the Partnership, at any time and from time to time suspend, discontinue or amend the Plan in any respect whatsoever, except that no such amendment shall impair any rights under any award theretofore made under the Plan without the consent of the grantee of such award.

    Furthermore, shareholder approval of any Plan amendment shall be obtained in such a manner and to such a degree as is required by applicable law or regulation.

  (b)
  Award Modifications. With the consent of the grantee and subject to the terms and conditions of the Plan (including Section 5.1(a)), the Committee may amend outstanding Plan agreements with such grantee, including, without limitation, any amendment which would (i) accelerate the time or times at which an award may vest or become exercisable and/or (ii) extend the scheduled termination or expiration date of the award.

  5.2
  Limitation on Exercise.

        No option or stock appreciation right shall be exercisable to the extent that such exercise will cause the Partnership or any Affiliate to pay any amount which would be nondeductible by the Partnership or such Affiliate by reason of Code section 162(m).

  5.3
  Restrictions.

  (a)
  Consent Requirements. If the Committee shall at any time determine in its sole discretion that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any award under the Plan, the acquisition, issuance or purchase of shares or other rights hereunder or the taking of any other action hereunder (each such action being hereinafter referred to as a "Plan Action"), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee. Without limiting the generality of the foregoing, if (i) the Committee may make any payment under the Plan in cash, Common Stock or both, and (ii) the Committee determines that Consent is necessary or desirable as a condition of, or in connection with, payment in any one or more of such forms, then the Committee shall be entitled to determine not to make any payment whatsoever until such Consent has been obtained.

  (b)
  Consent Defined. The term "Consent" as used herein with respect to any Plan Action means (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or other self-regulatory organization or under any federal, state or local law, rule or regulation, (ii) the expiration, elimination or satisfaction of any prohibitions, restrictions or limitations under any federal, state or local law, rule or regulation or the rules of any securities exchange or other self-regulatory organization, (iii) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made, and (iv) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies or any parties to any loan agreements or other contractual obligations of the Partnership or any Affiliate.

  5.4
  Nontransferability.

        Except as expressly authorized by the Committee in the Plan agreement, no award granted to any grantee under the Plan shall be assignable or transferable by the grantee other than by will or by the laws of descent and distribution and during the lifetime of the grantee, all rights with respect to any option or stock appreciation right granted to the grantee under the Plan shall be exercisable only by the grantee.

  5.5
  Withholding Taxes.

  (a)
  Whenever under the Plan shares of Common Stock are to be delivered pursuant to an award, the Committee may require as a condition of delivery that the grantee remit an amount sufficient to satisfy all federal, state and other governmental withholding tax requirements related thereto. Whenever cash is to be paid under the Plan (whether upon the exercise of stock appreciation right or otherwise), the Partnership may, as a condition of its payment, deduct therefrom, or from any salary or other payments due to the grantee, an amount sufficient to satisfy all federal, state and other governmental withholding tax requirements related thereto or to the delivery of any shares of Common Stock under the Plan.

  (b)
  Without limiting the generality of the foregoing, (i) a grantee may elect to satisfy all or part of the foregoing withholding requirements by delivery of unrestricted shares of Common Stock owned by the grantee for at least six months (or such other period as the Committee may determine in its sole discretion) having a fair market value (determined as of the date of such delivery by the grantee) equal to all or part of the amount to be so withheld, provided that the Committee may require, as a condition of accepting any such delivery, the grantee to furnish an opinion of counsel acceptable to the Committee to the effect that such delivery would not result in the grantee incurring any liability under Section 16(b) of the Act; and (ii) the Committee may permit any such delivery to be made by withholding shares of Common Stock from the shares otherwise issuable pursuant to the award giving rise to the tax withholding obligation (in which event the date of delivery shall be deemed the date such award was exercised).

  5.6
  Adjustments Upon Changes in Capitalization.

        If and to the extent specified by the Committee, the number of shares of Common Stock which may be issued pursuant to awards under the Plan, the number of shares of Common Stock subject to awards, the option exercise price and appreciation base of options and stock appreciation rights theretofore granted under the Plan, and the amount payable by a grantee in respect of an award, shall be appropriately adjusted (as the Committee may determine) for any change in the number of issued shares of Common Stock resulting from the subdivision or combination of shares of Common Stock or other capital adjustments, or the payment of a stock dividend after the effective date of the Plan, or other change in such shares of Common Stock effected without receipt of consideration by the Company; provided that any awards covering fractional shares of Common Stock resulting from any such adjustment shall be eliminated and provided further, that each incentive stock option granted under the Plan shall not be adjusted in a manner that causes such option to fail to continue to qualify as an "incentive stock option" within the meaning of Code section 422. Adjustments under this Section shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

  5.7
  Right of Discharge Reserved.

        Nothing in the Plan or in any Plan agreement shall confer upon any person the right to continue in the service of the Partnership or any Affiliate or affect any right which the Partnership or any Affiliate may have to terminate the service of such person.

  5.8
  No Rights as a Stockholder.

        No grantee or other person shall have any of the rights of a stockholder of the Company with respect to shares subject to an award until the issuance of a stock certificate to him for such shares. Except as otherwise provided in Section 5.6, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued. In the case of a grantee of an award which has not yet vested, the grantee shall have the rights of a stockholder of the Company if and only to the extent provided in the applicable Plan agreement.

  5.9
  Nature of Payments.

  (a)
  Any and all awards or payments hereunder shall be granted, issued, delivered or paid, as the case may be, in consideration of services performed for the Partnership or its Affiliates by the grantee.

  (b)
  No such awards and payments shall be considered special incentive payments to the grantee or, unless otherwise determined by the Committee, be taken into account in computing the grantee's salary or compensation for the purposes of determining any benefits under (i) any pension, retirement, life insurance or other benefit plan of the Partnership or any Affiliate or (ii) any agreement between the Partnership or any Affiliate and the grantee.

  (c)
  By accepting an award under the Plan, the grantee shall thereby waive any claim to continued exercise or vesting of an award or to damages or severance entitlement related to non-continuation of the award beyond the period provided herein or in the applicable Plan agreement, notwithstanding any contrary provision in any written contract with the grantee, whether any such contract is executed before or after the grant date of the award.

  5.10
  Non-Uniform Determinations.

        The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Plan agreements, as to (a) the persons to receive awards under the Plan, (b) the terms and provisions of awards under the Plan, (c) the exercise by the Committee of its discretion in respect of the exercise of stock appreciation rights pursuant to the terms of the Plan, and (d) the treatment of leaves of absence pursuant to Section 2.7(c).

  5.11
  Other Payments or Awards.

        Nothing contained in the Plan shall be deemed in any way to limit or restrict the Partnership, any Affiliate or the Committee from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

  5.12
  Reorganization.

  (a)
  In the event that the Company is merged or consolidated with another corporation and, whether or not the Company shall be the surviving corporation, there shall be any change in the shares of Common Stock by reason of such merger or consolidation, or in the event that all or substantially all of the assets of the Company are acquired by another person, or in the event of a reorganization or liquidation of the Company (each such event being hereinafter referred to as a "Reorganization Event") or in the event that the Board of Directors of the Company (the "Board") shall propose that the Company enter into a Reorganization Event, then the Committee may in its sole discretion, by written notice to a grantee, provide that his options and stock appreciation rights will be terminated unless exercised within 30 days (or such longer period as the committee shall determine in its sole discretion) after the date of such notice; provided that if the Committee takes such action the Committee also shall accelerate the dates upon which all outstanding options and stock appreciation rights of such grantee shall be exercisable. The Committee also may in its sole discretion by written notice to a grantee provide that all or some of the restrictions on any of his awards may lapse in the event of a Reorganization Event upon such terms and conditions as the Committee may determine.

  (b)
  Whenever deemed appropriate by the Committee, the actions referred to in Section 5.12(a) may be made conditional upon the consummation of the applicable Reorganization Event.

  5.13
  Section Headings.

        The section headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said sections.

  5.14
  Effective Date and Term of Plan.

  (a)
  The Plan shall be deemed adopted upon approval by the stockholders of Simon DeBartolo Group, Inc. and Corporate Property Investors, Inc., but shall not become effective until the consummation of the transactions contemplated by the Agreement and Plan of Merger dated as of February 18, 1998, among Simon DeBartolo Group, Inc., Corporate Property Investors, Inc., and Corporate Realty Consultants, Inc.

  (b)
  The Plan shall terminate 10 years after the date on which it is adopted and no awards shall thereafter be made under the Plan. Notwithstanding the foregoing, all awards made under the Plan prior to such termination date shall remain in effect until such awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Plan agreement.

  5.15
  Governing Law.

        THE PLAN SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

  5.16
  Repricing of Options.

        Nothing in this Plan shall permit the repricing of any outstanding options other than (a) with the prior approval of the Company's stockholders, or (b) pursuant to Section 5.6. The foregoing restriction shall also apply to any other transaction which would be treated as a repricing of outstanding options under generally accepted accounting principles.

Printed on recycled paper

PROXY SOLICITED BY THE BOARD OF DIRECTORS OF
SIMON PROPERTY GROUP, INC.

For use at the Annual Meeting of Stockholders to be
Held on May 11, 2006

        The undersigned holder of shares of common stock of Simon Property Group, Inc. hereby appoints Herbert Simon and David Simon, and each of them, with power of substitution to each, to vote all shares of common stock which the undersigned is entitled to vote at the annual meeting of stockholders to be held at the Hyatt Regency Indianapolis, Indianapolis, Indiana on May 11, 2006 at 10:00 a.m. (Indianapolis time) and at every adjournment or postponement thereof and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if present at the meeting, hereby revoking all prior proxies on the matters set forth, as indicated on the reverse side. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying Proxy Statement.

        This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the nominees in proposal 1, FOR the proposed amendment to the Stock Incentive Plan in proposal 2, FOR the ratification of the appointment in proposal 3 and AGAINST proposal 4.

(Continued and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

/*\    FOLD AND DETACH HERE    /*\

You can now access your Simon Property Group, Inc. account online.

Access your Simon Property Group, Inc. shareholder account online via Investor ServiceDirect® (ISD).

Mellon Investor Services LLC, Transfer Agent for Simon Property Group, Inc. now makes it easy and convenient to get current information on your shareholder account.

•	View account status	•	View payment history for dividends
•	View certificate history	•	Make address changes
•	View book-entry information	•	Obtain a duplicate 1099 tax form
		•	Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com

For Technical Assistance Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time

The Board of Directors recommends a vote "FOR" proposals 1, 2 and 3, and "AGAINST" proposal 4.							Please
Mark Here ☐
for Address Change or Comments
SEE REVERSE SIDE
	FOR	WITHHOLD FOR ALL		FOR	AGAINST	ABSTAIN
1. Election of Directors	☐	☐	2. Approval of proposed amendment to Stock Incentive Plan.	☐	☐	☐	5. In their discretion, the proxies are authorized to vote upon such other matters (none known at the time of this proxy) as may properly come before the annual meeting or any adjournment or postponement thereof.
Nominees: (01) Birch Bayh (02) Melvyn E. Bergstein (03) Linda Walker Bynoe (04) Karen N. Horn (05) Reuben S. Leibowitz (06) J. Albert Smith, Jr. (07) Pieter S. van den Berg			3. Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for 2006.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.melloninvestor.com/isd where step-by-step instructions will prompt you through enrollment.
			4. To consider and vote on a stockholder proposal.	FOR ☐	AGAINST ☐	ABSTAIN ☐
VOTE FOR, except withhold from the following numbered nominee(s):

SIGNATURE	SIGNATURE	DATE

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

/*\    FOLD AND DETACH HERE    /*\

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet		Telephone		Mail
http://www.proxyvoting.com/spg		1-866-540-5760		Mark, sign and date
Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	your proxy card and return it in the enclosed postage-paid envelope.
If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement by
accessing the Financial Information section of the Company's website at www.simon.com (Investor Relations tab)

PROXY SOLICITED BY THE BOARD OF DIRECTORS OF
SIMON PROPERTY GROUP, INC.

For use at the Annual Meeting of Stockholders to be
Held on May 11, 2006

        For use at the Annual Meeting of Stockholders to be Held on May 11, 2006 The undersigned holder of shares of preferred stock of Simon Property Group, Inc. hereby appoints Herbert Simon and David Simon, and each of them, with power of substitution to each, to vote all shares of preferred stock which the undersigned is entitled to vote at the annual meeting of stockholders to be held at the Hyatt Regency Indianapolis, Indianapolis, Indiana on May 11, 2006 at 10:00 a.m. (Indianapolis time) and at every adjournment or postponement thereof and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if present at the meeting, hereby revoking all prior proxies on the matters set forth, as indicated on the reverse side. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying Proxy Statement.

        This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the nominees in proposal 1.

(Continued and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

/*\    FOLD AND DETACH HERE    /*\

You can now access your Simon Property Group, Inc. account online.

Access your Simon Property Group, Inc. shareholder account online via Investor ServiceDirect® (ISD).

Mellon Investor Services LLC, Transfer Agent for Simon Property Group, Inc. now makes it easy and convenient to get current information on your shareholder account.

•	View account status	•	View payment history for dividends
•	View certificate history	•	Make address changes
•	View book-entry information	•	Obtain a duplicate 1099 tax form
		•	Establish/change your PIN

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For Technical Assistance Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time

The Board of Directors recommends a vote "FOR" proposal 1.			Please
Mark Here ☐
for Address Change or Comments
SEE REVERSE SIDE
	FOR	WITHHOLD FOR ALL
1. Election of Directors	☐	☐
Nominees: (01) Birch Bayh (02) Melvyn E. Bergstein (03) Linda Walker Bynoe (04) Karen N. Horn (05) Reuben S. Leibowitz (06) J. Albert Smith, Jr. (07) Pieter S. van den Berg

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.melloninvestor.com/isd where step-by-step instructions will prompt you through enrollment.
VOTE FOR, except withhold from the following numbered nominee(s):

SIGNATURE	SIGNATURE	DATE

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

/*\    FOLD AND DETACH HERE    /*\

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet		Telephone		Mail
http://www.proxyvoting.com/spg-pfd		1-866-540-5760		Mark, sign and date
Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	your proxy card and return it in the enclosed postage-paid envelope.
If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement by
accessing the Financial Information section of the Company's website at www.simon.com (Investor Relations tab)

QuickLinks

BOARD OF DIRECTORS
Committee Membership
ITEM 1—ELECTION OF DIRECTORS
PRINCIPAL STOCKHOLDERS
ITEM 2—APPROVAL OF AMENDMENTS TO 1998 STOCK INCENTIVE PLAN
ITEM 3—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
REPORT OF THE AUDIT COMMITTEE
ITEM 4—STOCKHOLDER PROPOSAL TO IMPLEMENT A MAJORITY VOTING STANDARD FOR THE ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
PERFORMANCE GRAPH—TOTAL RETURN
EQUITY COMPENSATION PLAN INFORMATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
CERTAIN TRANSACTIONS
ANNUAL REPORT
STOCKHOLDER PROPOSALS AT 2007 ANNUAL MEETING
SIMON PROPERTY GROUP, INC. CATEGORICAL STANDARDS OF DIRECTOR INDEPENDENCE
SIMON PROPERTY GROUP, L.P. 1998 STOCK INCENTIVE PLAN (As Proposed to Be Amended May 11, 2006)
SIMON PROPERTY GROUP, L.P. 1998 STOCK INCENTIVE PLAN (As Proposed to Be Amended May 11, 2006)
TABLE OF CONTENTS
SIMON PROPERTY GROUP, L.P. 1998 STOCK INCENTIVE PLAN (As Proposed to Be Amended May 11, 2006)
ARTICLE 1
GENERAL
ARTICLE 2
STOCK OPTIONS AND STOCK APPRECIATION RIGHTS
ARTICLE 3
AWARDS OTHER THAN STOCK OPTIONS AND STOCK APPRECIATION RIGHTS
ARTICLE 4
GRANTS OF RESTRICTED STOCK TO ELIGIBLE DIRECTORS
ARTICLE 5
MISCELLANEOUS